                                                                   March 6, 2001

Kemper

Important News
    for Kemper Asian Growth Fund Shareholders

While we encourage you to read the full text of the enclosed Proxy Statement/Prospectus, here's a brief overview of some matters affecting Kemper Asian Growth Fund that will be the subject of a shareholder vote.
================================================================================

                                      Q&A

                           -------------------------
                             QUESTIONS AND ANSWERS
                           -------------------------

Q What is happening?

A Zurich Scudder Investments, Inc. ("ZSI"), the investment manager for Kemper Funds and Scudder Funds, has initiated a program to reorganize and combine the two fund families in response to changing industry conditions and investor needs. The goal is to create one streamlined, multi-class family of funds under the Scudder brand. The enclosed Proxy Statement/Prospectus provides a detailed discussion of the reasons behind the proposed reorganization of your fund as well as your fund Board's considerations in determining to recommend its approval by shareholders.

Q What issues am I being asked to vote on?

A As described in the enclosed Proxy Statement/Prospectus, you are asked to approve:

 . the election of your fund's Board of Trustees;

 . the combination of your fund into Scudder Pacific Opportunities Fund, a fund with similar investment policies that is also managed by ZSI; and

 . the ratification of Ernst & Young LLP as your fund's independent auditors.

After reviewing the proposals, your fund's Board has determined that these actions are in the best interest of the fund's shareholders. The Board recommends that your vote FOR each proposal.

Q Why am I voting on my fund's Board of Trustees?

A The Trustees are your representatives who oversee the management and operations of your fund. The enclosed Proxy Statement/Prospectus outlines the prospective members' qualifications and their current roles in overseeing the Kemper Funds. If the proposal to combine your fund with Scudder Pacific Opportunities Fund is approved by the shareholders, the Board of Scudder Pacific Opportunities Fund will oversee the operations of the combined fund. You will find information about the members of that fund's board in the fund's statement of additional information, which is available upon request.

                                             [LOGO OF KEMPER FUNDS]

Q What does the Board do for my fund?

A The Board hires the investment manager to manage and provide shareholder services for the fund. Among other responsibilities, the Board reviews fund performance, the quality of services provided to shareholders and the competitiveness of fund expenses. The Board also evaluates the benefits to shareholders of any proposals made by ZSI concerning the fund.

Q Why has the Board recommended that I vote in favor of the proposed combination?

A As discussed in the Proxy Statement/Prospectus, the Board recommends the combination of the funds for the following reasons:

 . As part of ZSI's overall restructuring, your fund would be duplicative of another similar fund advised by ZSI in the same distribution channel.

 . The combined fund would adopt your fund's current investment management fee schedule, which is lower than the fee schedule of Scudder Pacific Opportunities Fund.

 . The fixed fee rate under the new Administration Agreement for Class A, Class B and Class C shares is expected to be less than the estimated current operating expenses such classes would otherwise pay.

 . It is a condition of the reorganization that your fund receive an opinion of tax counsel that the transaction would be a tax-free transaction.

 . Although your fund agreed to pay the estimated costs of the reorganization allocated to Class A shares and a portion of the estimated costs of the reorganization allocated to Class B and Class C shares, management has estimated that such allocated costs will be recoverable from lower overall expense ratios within six months of completion of the reorganization. ZSI agreed to pay a portion of the estimated costs of the reorganization allocated to Class B and Class C shares and all of the costs of the reorganization that exceed estimated costs.

Q How would the reorganization of my fund into another fund be processed?

A As described in the Proxy Statement/Prospectus, your shares would be exchanged for an equally valued number of shares in Scudder Pacific Opportunities Fund. The value of your total investment would not change as a result of the exchange. However, the number of shares you own may be adjusted up or down--depending on the net asset value (NAV) of your current fund and the NAV of your new fund when the transaction takes place.

Q When would the reorganization take place?

A If approved, the reorganization would occur during the second quarter of 2001. You will be notified of the changes and their implementation in future communications.

Q What other issues am I asked to vote on?

A You are asked to ratify the selection of Ernst & Young LLP as your fund's independent auditors. However, if the reorganization of your fund into Scudder Pacific Opportunities Fund is approved by a majority of the fund's shareholders, PriceWaterhouseCoopers LLP will serve as independent auditors of the combined fund.

Q Whom should I call for additional information about this Proxy
Statement/Prospectus?

A Please call Shareholder Communications Corporation, your fund's information agent, at (800) 605-1203.

                                                                  March 6, 2001

Dear Kemper Funds Shareholder:

    Zurich Scudder Investments, Inc. ("ZSI"), the investment manager for Kem-per Funds and Scudder Funds, has initiated a program to reorganize and combine the two fund families in response to changing industry conditions and investor needs. Our goal is to create one streamlined, multi-class family of funds un-der the Scudder brand. As part of this program, you are being asked to approve a proposed combination of your Fund with a similar Scudder Fund. The enclosed Proxy Statement/Prospectus provides a detailed discussion of the reasons be-hind the proposed reorganization and proposals that require shareholder ap-proval.

    Please take the time to read the enclosed materials.

    The question and answer section that begins on the front cover of the Proxy Statement/Prospectus summarizes the proposals that require shareholder approval. The Proxy Statement/Prospectus itself provides greater detail about the proposals, why they are being made and how they apply to your Fund. After careful review, your Fund's Board has approved each of these proposals. The Board recommends that you read the enclosed materials carefully and vote in favor of each proposal.

    To vote, simply fill out the enclosed proxy card(s) -- be sure to sign and date it -- and return it to us in the enclosed postage-paid envelope. If you prefer, you can save time and postage cost by voting on the Internet or by telephone. The enclosed flyer describes how. Because many of the funds for which ZSI acts as investment manager are holding shareholder meetings regard-ing these and other issues, you may receive more than one proxy card. If so, please vote each one.

    Your vote is very important to us. If we do not hear from you by April 6, 2001, our proxy solicitor may contact you. Thank you for your response and for your continued investment with ZSI.

Sincerely,

/s/ Edmond D. Villani                       /s/ Mark S. Casady


Edmond D. Villani                           Mark S. Casady
Chief Executive Officer                     President
Zurich Scudder Investments, Inc.            Kemper Asian Growth Fund

                 NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF

                           KEMPER ASIAN GROWTH FUND

    Please take notice that a Special Meeting of Shareholders (the "Meeting") of Kemper Asian Growth Fund (the "Fund") will be held at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, on May 15, 2001, at 4:00 p.m., Eastern time, for the following purposes:

  Proposal 1:     To elect Trustees of the Fund.

  Proposal 2:     To approve an Agreement and Plan of Reorganization for the
                  Fund (the "Plan"). Under the Plan, (i) all or substan-tially all of the assets and all of the liabilities of the Fund would be transferred to Scudder Pacific Opportunities
                  Fund, (ii) each shareholder of the Fund would receive shares of Scudder Pacific Opportunities Fund of a corre-sponding class to those held by the shareholder in the Fund in an amount equal to the value of the shareholder's holdings in the Fund, and (iii) the Fund would then be terminated.

  Proposal 3:     To ratify the selection of Ernst & Young LLP as the inde-
                  pendent auditors for the Fund for the Fund's current fis-cal year.

    The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

    Holders of record of shares of the Fund at the close of business on March 5, 2001 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

    In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accor-dance with applicable law to permit further solicitation of proxies with re-spect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal.

                                                         By Order of the Board,

                                                        /s/ Maureen E. Kane

                                                                Maureen E. Kane
                                                                      Secretary

    March 6, 2001

 IMPORTANT -- We urge you to sign and date the enclosed proxy card(s) and re-turn it in the enclosed envelope which requires no postage (or to take ad-vantage of the electronic or telephonic voting procedures described on the proxy card(s)). Your prompt return of the enclosed proxy card(s) (or your voting by other available means) may save the necessity and expense of fur-ther solicitations. If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

                               TABLE OF CONTENTS

INTRODUCTION..............................................................   1

PROPOSAL 1: ELECTION OF TRUSTEES..........................................   3

PROPOSAL 2: APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION..............  12

    SYNOPSIS..............................................................  12

    PRINCIPAL RISK FACTORS................................................  34

    THE PROPOSED TRANSACTION..............................................  35

PROPOSAL 3: RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT
  AUDITORS................................................................  46

ADDITIONAL INFORMATION....................................................  46

                          PROXY STATEMENT/PROSPECTUS
                                 March 6, 2001
                 Relating to the acquisition of the assets of
                           KEMPER ASIAN GROWTH FUND
                           222 South Riverside Plaza
                            Chicago, Illinois 60606
                                (800) 621-1048

                            ----------------------
               by and in exchange for shares of capital stock of
                      SCUDDER PACIFIC OPPORTUNITIES FUND,
                             a separate series of
        SCUDDER INTERNATIONAL FUND, INC. (the "Acquiring Corporation")
                                345 Park Avenue
                         New York, New York 10154-0010
                                (800) 728-3337

                            ----------------------
                                 INTRODUCTION

    This Proxy Statement/Prospectus is being furnished to shareholders of Kem-per Asian Growth Fund (the "Fund") in connection with three proposals. Pro-posal 1 describes the election of Trustees and Proposal 3 proposes the ratifi-cation of the selection of the Fund's auditors.

    In Proposal 2, shareholders are asked to vote on an Agreement and Plan of Reorganization (the "Plan") pursuant to which all or substantially all of the assets of the Fund would be acquired by Scudder Pacific Opportunities Fund, a fund with similar investment characteristics and managed by the same invest-ment manager as the Fund, in exchange for shares of capital stock of Scudder Pacific Opportunities Fund and the assumption by Scudder Pacific Opportunities Fund of all of the liabilities of the Fund, as described more fully below (the "Reorganization"). Shares of Scudder Pacific Opportunities Fund received would then be distributed to the shareholders of the Fund in complete liquidation of the Fund. As a result of the Reorganization, each shareholder of the Fund will become a shareholder of Scudder Pacific Opportunities Fund and will receive shares of Scudder Pacific Opportunities Fund having an aggregate net asset value as of the close of business on the business day preceding the closing of the Reorganization (the "Valuation Date") equal to the aggregate net asset value of such shareholder's shares of the Fund as of the close of business on the Valuation Date. The closing of the Reorganization (the "Closing") is con-tingent upon shareholder approval of the Plan. A copy of the Plan is attached as Exhibit A. The Reorganization is expected to occur on or about May 29, 2001.

                            ----------------------
    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OF-FENSE.

    Proposals 1 and 2 arise out of a restructuring program proposed by Zurich Scudder Investments, Inc. ("ZSI" or the "Investment Manager"), the investment manager of both the Fund and Scudder Pacific Opportunities Fund, described in more detail below. The restructuring program is designed to respond to chang-ing industry conditions and investor needs. ZSI seeks to consolidate its fund line-up and offer all of the open-end funds it advises under the "Scudder" name. ZSI believes that the combination of its open-end, directly-distributed funds (the "Scudder Funds") with the funds in the Kemper Family of Funds (the "Kemper Funds") will permit it to streamline its administrative infrastructure and focus its distribution efforts. The restructuring program will not result in any reduction in the services currently offered to Kemper Fund sharehold-ers.

    Scudder Pacific Opportunities Fund is a non-diversified series of shares of capital stock of the Acquiring Corporation. The Acquiring Corporation is an open-end management investment company organized as a Maryland corporation. The Fund, which is diversified, is the only active series of shares of benefi-cial interest of Kemper Asian Growth Fund (the "Acquired Trust"), an open-end management investment company organized as a Massachusetts business trust.

    In the descriptions of the Proposals below, the word "fund" is sometimes used to mean an investment company or series thereof in general, and not the Fund whose proxy statement this is. In addition, for simplicity, actions are described in this Proxy Statement/Prospectus as being taken either by the Fund or Scudder Pacific Opportunities Fund (which are collectively referred to as the "Funds" and each referred to as a "Fund"), although all actions are actu-ally taken either by the Acquired Trust or the Acquiring Corporation, on be-half of the applicable Fund.

    This Proxy Statement/Prospectus sets forth concisely the information about Scudder Pacific Opportunities Fund that a prospective investor should know be-fore investing and should be retained for future reference. For a more de-tailed discussion of the investment objective, policies, restrictions and risks of Scudder Pacific Opportunities Fund, see Scudder Pacific Opportunities Fund's prospectus offering Class A, Class B and Class C shares dated March 1, 2001, as supplemented from time to time, which is included in the materials you received with this document and incorporated herein by reference (meaning that it is legally part of this document). For a more detailed discussion of the investment objective, policies, restrictions and risks of the Fund, see the Fund's prospectus dated March 1, 2001, as supplemented from time to time, which is also incorporated herein by reference and a copy of which may be ob-tained upon request and without charge by calling or writing the Fund at the telephone number or address listed above.

    Also incorporated herein by reference is Scudder Pacific Opportunities Fund's statement of additional information relating to Class A, Class B and Class C shares dated March 1, 2001, as supplemented from time to time, which may be obtained upon request and without charge by calling or writing Scudder Pacific Opportunities Fund at the telephone number or address listed above. A Statement of Additional Information, dated March 6, 2001, containing addi-tional information about the Reorganization has been filed with the Securities and Exchange Commission (the "SEC" or the "Commission") and is incorporated by reference into this Proxy Statement/Prospectus. A copy of this Statement of Additional Information is available upon request and without charge by calling or writing Scudder Pacific Opportunities Fund at the telephone number or ad-dress listed above. Shareholder inquiries regarding Scudder Pacific Opportuni-ties Fund may be made by calling (800) 728-3337 and shareholder inquiries re-garding the Fund may be made by calling (800) 621-1048. The information con-tained in this document concerning each Fund has been provided by, and is in-cluded herein in reliance upon, that Fund.

    The Board of Trustees of the Fund is soliciting proxies from shareholders of the Fund for the Special Meeting of Shareholders to be held on May 15, 2001, at ZSI's offices, 13th Floor, Two International Place, Boston, MA 02110-4103 at 4:00 p.m. (Eastern time), and at any and all adjournments or postpone-ments thereof (the "Meeting"). This Proxy Statement/Prospectus, the Notice of Special Meeting and the proxy card(s) are first being mailed to shareholders on or about March 6, 2001 or as soon as practicable thereafter.

    The Board of Trustees unanimously recommends that shareholders vote FOR the nominees listed in Proposal 1, and FOR Proposals 2 and 3.

                       PROPOSAL 1: ELECTION OF TRUSTEES

    At the Meeting, shareholders will be asked to elect twelve individuals to constitute the Board of Trustees of the Fund. Shareholders are being asked to elect these individuals to the Board of Trustees in case the Plan, as de-scribed under Proposal 2, is not approved by shareholders. However, if the Plan is approved, the current Board of Directors of the Acquiring Corporation will oversee the operations of the combined fund (see "Synopsis -- Other Dif-ferences Between the Funds" under Proposal 2).

    As discussed further below, ZSI commenced an initiative to restructure and streamline the management and operations of the funds it advises. In connec-tion with that initiative, the Independent Trustees (as defined below) of the two separate boards of the Kemper Funds proposed to consolidate into a single board. The twelve individuals who have been nominated for election as Trustees of the Fund were nominated after careful consideration by the present Board of Trustees. The nominees are listed below. Seven of the nominees are currently Trustees of the Fund and three of the other nominees are currently trustees or directors of other Kemper Funds. Two of the nominees, although not currently trustees or directors of any Kemper Fund, are senior executive offi-cers of ZSI. These twelve nominees are also being nominated for election as trustees or directors of most of the other Kemper Funds. The proposed slate of nominees reflects an effort to consolidate the two separate boards who have historically supervised different Kemper Funds. The proposed consolidation is expected to provide administrative efficiencies to both the Funds and ZSI.

    The persons named as proxies on the enclosed proxy card(s) will vote for the election of the nominees named below unless authority to vote for any or all of the nominees is withheld in the proxy. Each Trustee so elected will serve as a Trustee commencing on July 1, 2001 and until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner di-es, resigns or is removed as provided in the governing documents of the Fund. Each of the nominees has indicated that he or she is willing to serve as a Trustee. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend. The following tables present information about the nominees, as well as the Trustee not standing for re-election. Each nominee's or Trustee's date of birth is in parentheses after his or her name. Unless otherwise noted, (i) each of the nominees and Trustees has engaged in the principal occupation(s) noted in the following tables for at least the most recent five years, al-though not necessarily in the same capacity, and (ii) the address of each nom-inee is c/o Zurich Scudder Investments, Inc., 222 South Riverside Plaza, Chi-cago, Illinois 60606.

Nominees for Election as Trustees:

            Name (Date of Birth),
    Principal Occupation and Affiliations      Year First Became a Board Member
---------------------------------------------  --------------------------------
John W. Ballantine (2/16/46),(/1/) Retired;    1999
formerly, First Chicago NBD Corporation/The
First National Bank of Chicago: 1996-1998,
Executive Vice President and Chief Risk
Management Officer; 1995-1996, Executive Vice
President and Head of International Banking;
Director, First Oak Brook Bancshares, Inc.,
Oak Brook Bank and Tokheim Corporation.

Lewis A. Burnham (1/8/33),(/1/) Retired;       1996
formerly, Partner, Business Resources Group;
formerly, Executive Vice President, Anchor
Glass Container Corporation.

Mark S. Casady (9/12/60),* Managing Director,  Nominee
ZSI; formerly, Institutional Sales Manager of an unaffiliated mutual fund distributor.

Linda C. Coughlin (1/1/52),*(/2/) Managing     2000
Director, ZSI.

Donald L. Dunaway (3/8/37),(/1/) Retired;      1996
formerly, Executive Vice President, A.O.
Smith Corporation (diversified manufacturer).

James R. Edgar (7/22/46),(/3/) Distinguished   Nominee
Fellow, University of Illinois Institute of
Government and Public Affairs; Director,
Kemper Insurance Companies (not affiliated
with the Kemper Funds); Director, John B.
Sanfilippo & Son, Inc.; Director, Horizon
Group Properties, Inc.; formerly, Governor,
State of Illinois.

William F. Glavin (8/30/58),* Managing         Nominee
Director, ZSI; formerly, Executive Vice
President of Market and Product Development,
The Dreyfus Corporation.


            Name (Date of Birth),
    Principal Occupation and Affiliations      Year First Became a Board Member
---------------------------------------------  --------------------------------
Robert B. Hoffman (12/11/36),(/1/) Retired;    1996
formerly, Chairman, Harnischfeger Industries,
Inc. (machinery for the mining and paper
industries); formerly, Vice Chairman and
Chief Financial Officer, Monsanto Company
(agricultural, pharmaceutical and
nutritional/food products); formerly, Vice
President, Head of International Operations,
FMC Corporation (manufacturer of machinery
and chemicals); Director, Harnischfeger
Industries, Inc.

Shirley D. Peterson (9/3/41),(/1/) Retired;    1996
formerly, President, Hood College; formerly,
Partner, Steptoe & Johnson (attorneys); prior
thereto, Commissioner, Internal Revenue
Service; prior thereto, Assistant Attorney
General (Tax), U.S. Department of Justice;
Director, Bethlehem Steel Corp.

Fred B. Renwick (2/1/30),(/3/) Professor of    Nominee
Finance, New York University, Stern School of
Business; Director, the Wartburg Foundation;
Chairman, Finance Committee of Morehouse
College Board of Trustees; Director, American
Bible Society Investment Committee;
previously member of the Investment Committee
of Atlanta University Board of Trustees;
formerly, Director of Board of Pensions
Evangelical Lutheran Church in America.

            Name (Date of Birth),
    Principal Occupation and Affiliations      Year First Became a Board Member
---------------------------------------------  --------------------------------
William P. Sommers (7/22/33),(/1/) Retired;    1996
formerly, President and Chief Executive
Officer, SRI International (research and
development); prior thereto, Executive Vice
President, Iameter (medical information and
educational service provider); prior thereto,
Senior Vice President and Director, Booz,
Allen & Hamilton Inc. (management consulting
firm); Director, PSI Inc., Evergreen Solar,
Inc. and Litton Industries; Advisor,
Guckenheimer Enterprises; Consultant and
Director, SRI/Atomic Tangerine.

John G. Weithers (8/8/33),(/3/) Formerly,      Nominee
Chairman of the Board and Chief Executive
Officer, Chicago Stock Exchange; Director,
Federal Life Insurance Company; President of
the Members of the Corporation and Trustee,
DePaul University; Director, International
Federation of Stock Exchanges; Director,
Records Management Systems.

-----------
* Interested person of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act").
(/1/) Messrs. Ballantine, Burnham, Dunaway, Hoffman, Sommers and Ms. Peterson serve as board members of 26 investment companies, with 45 portfolios managed by ZSI.
(/2/) Ms. Coughlin serves as a board member of 56 investment companies with
      137 portfolios managed by ZSI.
(/3/) Messrs. Edgar, Renwick and Weithers serve as board members of 16 invest-ment companies with 58 portfolios managed by ZSI.

Trustee Not Standing for Re-Election:

                              Present Office with the Fund;
                            Principal Occupation or Employment
Name (Date of Birth)                and Directorships
--------------------       ------------------------------------
Donald R. Jones (1/17/30)  Trustee; Retired; formerly,
                           Director, Motorola, Inc.
                           (manufacturer of electronic
                           equipment and components); Executive
                           Vice President and Chief Financial
                           Officer, Motorola, Inc.

    Appendix 1 lists the number of shares of the Fund owned directly or bene-ficially by the Trustees and by the nominees for election.

Responsibilities of the Board of Trustees -- Board and Committee Meetings

    The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. The board that is proposed for election at this Meeting is comprised of three individuals who are considered "interested" Trustees, and nine individu-als who have no affiliation with ZSI and who are not considered "interested" Trustees (the "Independent Trustees"). The SEC has recently adopted rules that require a majority of the board members of a fund to be "independent" if the fund takes advantage of certain exemptive rules under the 1940 Act. If the proposed Board of Trustees is approved by shareholders, 75% will be Indepen-dent Trustees. Each of the nominees that will be considered an Independent Trustee, if elected, has been selected and nominated solely by the current In-dependent Trustees of the Fund.

    The Trustees meet multiple times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other require-ments. Furthermore, the Independent Trustees review the fees paid to the In-vestment Manager and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Trustees in performing their duties. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Directors (the "Advisory Group Report"). For example, the Independent Trustees select inde-pendent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters, and regularly meet privately with their counsel.

    Currently, the Board of Trustees has an Audit Committee and a Nominating and Governance Committee, the responsibilities of which are described below. In addition, the Board has a Valuation Committee and a Contract Renewal Com-mittee. During calendar year 2000, the Board of Trustees met eight times. Each then current Trustee attended 75% or more of the respective meetings of the Board and the Committees (if a member thereof) held during calendar year 2000.

Audit Committee

    The Audit Committee makes recommendations regarding the selection of inde-pendent auditors for the Fund, confers with the independent auditors regarding the Fund's financial statements, the results of audits and related matters, and performs such other tasks as the full Board of Trustees deems necessary or appropriate. As suggested by the Advisory Group Report, the Audit

Committee is comprised of only Independent Trustees, receives annual represen-tations from the auditors as to their independence, and has a written charter that delineates the committee's duties and powers. Currently, the members of the Audit Committee are Donald L. Dunaway (Chairman), Robert B. Hoffman and Donald R. Jones. The Audit Committee held five meetings during calendar year 2000.

Nominating and Governance Committee

    The Board of Trustees has a Nominating and Governance Committee, comprised of only Independent Trustees, that seeks and reviews candidates for considera-tion as nominees for membership on the Board and oversees the administration of the Acquired Trust's Governance Procedures and Guidelines. The Nominating and Governance Committee has a written charter that delineates the committee's duties and powers. Shareholders wishing to submit the name of a candidate for consideration by the committee should submit their recommendation(s) to the Secretary of the Fund. Currently, the members of the Nominating and Governance Committee are Lewis A. Burnham (Chairman), John W. Ballantine, Shirley D. Pe-terson and William P. Sommers. The Nominating and Governance Committee held two meetings during calendar year 2000.

Officers

    The following persons are officers of the Fund:

                              Present Office with the Fund;
                                 Principal Occupation or       Year First Became
Name (Date of Birth)                 Employment(/1/)            an Officer(/2/)
--------------------------- ---------------------------------  -----------------
Mark S. Casady............. President; Managing Director,            1998
 (9/21/60)                  ZSI; formerly, Institutional
                            Sales Manager of an unaffiliated
                            mutual fund distributor.

Linda C. Coughlin.......... Trustee, Vice President and              2000
 (1/1/52)                   Chairperson; Managing Director,
                            ZSI.

Philip J. Collora.......... Vice President and Assistant             1996
 (11/15/45)                 Secretary; Attorney, Senior Vice
                            President, ZSI.

Kathryn L. Quirk........... Vice President; Managing                 1998
 (12/3/52)                  Director, ZSI.

William F. Truscott........ Vice President; Managing                 2000
 (9/14/60)                  Director, ZSI.

Tien Yu Sieh............... Vice President; Senior Vice              2000
 (9/26/69)                  President, ZSI.

Linda J. Wondrack.......... Vice President; Managing                 1998
 (9/12/64)                  Director, ZSI.

John R. Hebble............. Treasurer; Senior Vice President,        1998
 (6/27/58)                  ZSI.

Brenda Lyons............... Assistant Treasurer; Senior Vice         1998
 (2/21/63)                  President, ZSI.

Maureen E. Kane............ Secretary; Vice President, ZSI;          1998
 (2/14/62)                  formerly, Assistant Vice
                            President of an unaffiliated
                            investment management firm; prior
                            thereto, Associate Staff Attorney
                            of an unaffiliated investment
                            management firm, and Associate,
                            Peabody & Arnold (law firm).

Caroline Pearson........... Assistant Secretary; Managing            1998
 (4/1/62)                   Director, ZSI; formerly,
                            Associate, Dechert Price & Rhoads
                            (law firm) 1989 to 1997.

-----------
(/1/) Unless otherwise stated, all of the officers have been associated with their respective companies for more than five years, although not neces-sarily in the same capacity.
(/2/) The President, Treasurer and Secretary each holds office until the first meeting of Trustees in each calendar year and until his or her successor has been duly elected and qualified, and all other officers hold office as the Trustees permit in accordance with the By-laws of the Fund.

Compensation of Trustees and Officers

    The Fund pays the Independent Trustees a monthly retainer and an atten-dance fee, plus expenses, for each Board meeting and committee meeting attend-ed. As reflected below, the Trustees currently serve as board members of vari-ous other Kemper Funds. ZSI supervises the Fund's investments, pays the com-pensation and expenses of its personnel who serve as Trustees and officers on behalf of the Fund and receives a management fee for its services. Several of the officers and Trustees are also officers, directors, employees or stock-holders of ZSI and participate in the fees paid to that firm, although the Fund makes no direct payments to them.

    To facilitate the restructuring of the boards of the Kemper Funds, certain Independent Trustees agreed not to stand for re-election. Independent Trustees of the Fund are not entitled to benefits under any pension or retirement plan. However, the Board of each Kemper Fund determined that, particularly given the benefits that would accrue to the Kemper Funds from the restructuring of the boards, it was appropriate to provide the four Independent Trustees who were not standing for re-election for various Kemper Funds a one-time benefit. The cost of such benefit is being allocated among all the Kemper Funds, with ZSI agreeing to bear one-half of the cost of such benefit, given that ZSI also benefits from administrative efficiencies of a consolidated board. Mr. Jones, an Independent Trustee of the Fund who is not standing for re-election, will receive such a one-time benefit. The amount received on behalf of each fund for which he serves as a trustee ranges from $1,071 to $8,078 (approximately $225,000 in the aggregate for all the Kemper Funds).

    The following Compensation Table provides in tabular form the following data:

    Column (1) All Trustees who receive compensation from the Fund.

    Column (2) Aggregate compensation received by each Trustee from the Fund during calendar year 2000.

    Column (3) Total compensation received by each Trustee from funds advised by ZSI (collectively, the "Fund Complex") during calendar year 2000.

Compensation Table

                                                                     Total
                                                               Compensation from
                                        Aggregate Compensation       Fund
Name of Trustee                               from Fund        Complex(/1/)(/2/)
---------------                         ---------------------- -----------------
John W. Ballantine.....................       $  930.46           $183,570.00
Lewis A. Burnham.......................       $  946.56           $154,040.00
Donald L. Dunaway......................       $1,074.54           $205,350.00
Robert B. Hoffman......................       $  979.62           $163,890.00
Donald R. Jones........................       $  979.50           $163,170.00
Shirley D. Peterson....................       $1,178.95           $149,010.00
William P. Sommers.....................       $  926.68           $153,330.00

-----------
(/1/) Includes compensation for service on the boards of 26 Kemper trusts/corporations comprised of 45 fund portfolios. Each Trustee cur-rently serves on the boards of 26 Kemper trusts/corporations comprised of 45 fund portfolios.
(/2/) Aggregate compensation reflects amounts paid to the Trustees for numer-ous special meetings in connection with the ZSI restructuring initiative (which included a comprehensive review of ZSI's proposals, including a branding change, combinations of certain funds (including tax implica-tions), liquidations of certain funds, implementation of an administra-tion agreement for certain funds (including fee caps) and the consolida-tion of certain boards). Such amounts totaled $77,760, $43,200, $77,760, $47,520, $43,200, $47,520 and $43,200 for Messrs. Ballantine, Burnham,
      Dunaway, Hoffman, Jones, Sommers and Ms. Peterson, respectively. A por-tion of these meeting fees was borne by ZSI.

The Board of Trustees unanimously recommends that the shareholders of the Fund vote FOR each nominee.

                       PROPOSAL 2: APPROVAL OF AGREEMENT
                          AND PLAN OF REORGANIZATION

I. SYNOPSIS

Introduction

    The Board of Trustees, including all of the Independent Trustees, approved the Plan at a meeting held on November 29, 2000. Subject to its approval by the shareholders of the Fund, the Plan provides for (a) the transfer of all or substantially all of the assets and all of the liabilities of the Fund to Scudder Pacific Opportunities Fund in exchange for Class A, Class B and Class C shares of Scudder Pacific Opportunities Fund; (b) the distribution of such shares to the shareholders of the Fund in complete liquidation of the Fund; and (c) the termination of the Fund. As a result of the Reorganization, each shareholder of the Fund will become a shareholder of Scudder Pacific Opportunities Fund, a fund with similar investment characteristics and managed by the same invest-ment manager as the Fund. Immediately after the Reorganization, each share-holder of the Fund will hold shares of the class of shares of Scudder Pacific Opportunities Fund that corresponds to the class of shares of the Fund held by that shareholder on the Valuation Date, having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the Fund on the Valuation Date.

    ZSI is the investment manager of both Funds. If the Reorganization is com-pleted, the Fund's shareholders will continue to enjoy all of the same share-holder privileges as they currently enjoy, such as access to professional service representatives, exchange privileges and automatic dividend reinvest-ment. Services provided to the Class A, Class B and Class C shareholders of Scudder Pacific Opportunities Fund are identical to those currently provided to shareholders of the corresponding class of the Fund. See "Purchases, Ex-changes and Redemptions."

Background of the Reorganization

    The Reorganization is part of a broader restructuring program to respond to changing industry conditions and investor needs. The mutual fund industry has grown dramatically over the last ten years. During this period of rapid growth, investment managers expanded the range of fund offerings that are available to investors in an effort to meet the growing and changing needs and desires of an increasingly large and dynamic group of investors. With this ex-pansion has come increased complexity and competition among mutual funds, as well as the potential for increased confusion among investors. The group of funds advised by ZSI has followed this pattern.

    As a result, ZSI has sought ways to restructure and streamline the manage-ment and operations of the funds it advises by consolidating all of the retail mutual funds that it currently sponsors into a single product line offered un-der the "Scudder" name. ZSI believes, and has advised the boards, that reduc-ing the number of funds it advises and adding the classes of shares currently offered on all Kemper Funds to the Scudder Funds will benefit fund sharehold-ers. ZSI has, therefore, proposed the combination of many Scudder Funds and Kemper Funds that have similar or compatible investment objectives and poli-cies. ZSI believes that the larger funds, along with the fewer number of funds, that result from these combinations may help to enhance investment per-formance and increase efficiency of operations. The restructuring program will not result in any changes in the shareholder services currently offered to shareholders of the Kemper Funds.

    Most of the Scudder Funds have recently adopted a new fee structure for certain administrative services. Under this fee structure, in exchange for payment by a fund of a single administrative fee rate, ZSI provides or pays for substantially all services that the fund normally requires for its opera-tions, other than those provided under the fund's investment management agree-ment and certain other expenses. This administrative fee enables investors to determine with greater certainty the expense level that a fund will experi-ence, and, for the term of the administrative services agreement, transfers substantially all of the risk of increased costs to ZSI. Likewise, ZSI re-ceives all of the benefits of economies of scale from increases in asset size or decreased operating expenses. Scudder Pacific Opportunities Fund has imple-mented such an administrative fee, as described in "Administrative Fee" below. As part of the restructuring effort, ZSI has proposed extending this adminis-trative fee structure to those funds currently offered under the Kemper name.

    The fund consolidations and the consolidation of the boards currently overseeing the Kemper Funds (see Proposal 1 above) are expected to have a pos-itive impact on ZSI as well. These changes are likely to result in reduced costs (and the potential for increased profitability) for ZSI in advising or servicing funds.

Reasons for the Proposed Reorganization; Board Approval

    Since receiving ZSI's proposals on May 24, 2000, the Independent Trustees have conducted a thorough review of all aspects of the proposed restructuring program. They have been assisted in this regard by their independent counsel and by independent consultants with special expertise in financial and mutual fund industry matters. In the course of discussions with representatives of ZSI, the Independent Trustees have requested, and ZSI has accepted, numerous changes designed to protect and enhance the interests of shareholders. See "The Proposed Transaction -- Board Approval of the Proposed Transaction" below.

    In determining whether to recommend that the shareholders of the Fund ap-prove the Reorganization, the Board of Trustees considered that:

  . As part of ZSI"s overall restructuring, the Fund would be duplicative of another similar fund advised by ZSI in the same distribution chan-nel.

  . The combined fund would adopt the Fund"s current investment management fee schedule, which is lower than the fee schedule of Scudder Pacific Opportunities Fund.

  . The fixed fee rate under the new Administration Agreement for Class A, Class B and Class C shares is expected to be less than the estimated current operating expenses such classes would otherwise pay.

  . It is a condition of the Reorganization that each Fund receive an opinion of tax counsel that the transaction would be a tax-free trans-action.

  . Although the Fund agreed to pay the estimated costs of the Reorganiza-tion allocated to Class A shares and a portion of the estimated costs of the Reorganization allocated to Class B and Class C shares, manage-ment has estimated that such allocated costs will be recoverable from lower overall expense ratios within six months of completion of the Reorganization. ZSI agreed to pay a portion of the estimated costs of the Reorganization allocated to Class B and Class C shares and all of the costs of the Reorganization that exceed estimated costs.

    For these reasons, as more fully described below under "The Proposed Transaction -- Board Approval of the Proposed Transaction," the Board of Trustees, including the Independent Trustees, has concluded that:

  . the Reorganization is in the best interests of the Fund and its share-holders; and

  . the interests of the existing shareholders of the Fund will not be di-luted as a result of the Reorganization.

    Accordingly, the Trustees unanimously recommend approval of the Plan ef-fecting the Reorganization. If the Plan is not approved, the Fund will con-tinue in existence unless other action is taken by the Trustees.

Investment Objectives, Policies and Restrictions of the Funds

    This section will help you compare the investment objectives and policies of the Fund and Scudder Pacific Opportunities Fund. Please be aware that this is only a summary. More complete information may be found in the Funds' pro-spectuses.

    The investment objectives, policies and restrictions of the Funds are sim-ilar. Some differences do exist. The investment objective of each Fund is to seek long-term growth of capital. There can be no assurance that either Fund will achieve its investment objective.

    Each Fund invests a required percentage of its assets in certain regions; however, those required percentages and regions vary. Scudder Pacific Opportu-nities Fund seeks to achieve its investment objective by investing at least 65% of its total assets in Pacific Basin common stocks and other equities (equities that are traded mainly on Pacific Basin markets, issued by companies organized under the laws of a Pacific Basin country or issued by any company with more than half of its business in the Pacific Basin). Examples of Pacific Basin countries include China, Malaysia, Sri Lanka, Australia and India. Scudder Pacific Opportunities Fund generally intends to focus on common stocks from the region's smaller emerging markets and does not invest in Ja-pan. The Fund normally invests at least 85% of its total assets in common stocks and other Asian equities (equities that are issued by companies orga-nized under the laws of an Asian country or traded mainly on Asian markets and do more than half of their business in Asia). The Fund generally focuses on emerging Asian markets, such as China, Indonesia, Korea and Thailand.

    Both Funds have the same lead portfolio manager. Each Fund's portfolio management team follows a substantially similar process in analyzing invest-ment opportunities. In choosing stocks for each Fund, the Investment Manager uses a combination of bottom-up research, growth orientation, and analysis of regional themes. Each Fund will normally sell a stock when the Investment Man-ager believes its price is unlikely to go much higher, other investments offer better opportunities or when adjusting its emphasis on a given country. In ad-dition, Scudder Pacific Opportunities Fund will normally sell a stock when its fundamentals have deteriorated and the Fund will normally sell a stock to ad-just its exposure to a given industry. Scudder Pacific Opportunities Fund is a non-diversified fund, which generally means that, relative to the Fund, it is permitted to invest a larger percentage of its assets in a fewer number of is-suers. Although each Fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or secu-rities), the Investment Manager does not intend to use them as principal in-vestments for either Fund, and might not use them at all.

    While most of each Fund's equity investments are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. Scudder Pacific Opportunities Fund may invest up to 35% of its total assets in foreign or domestic debt securities in the top three credit grades, or in non-Pacific Basin equities (excluding Japan). The Fund may invest only up to 15% of its total assets in debt securities, which may be of any issuer or any credit quality (including junk bonds; i.e., those rated grade BB and below), or in non-Asian equities. Unlike the Fund, Scudder Pacific Opportunities Fund may not invest in Japan.

    The Funds' fundamental investment restrictions, as set forth under "In-vestment Restrictions" in each Fund's statement of additional information, are identical. Fundamental investment restrictions may not be changed without the approval of Fund shareholders. The Funds' non-fundamental investment restric-tions (i.e., those changeable by the Board without shareholder approval), as set forth under "Investment Restrictions" in each Fund's statement of addi-tional information, are identical, except that: (i) Scudder Pacific Opportuni-ties Fund may not lend portfolio securities in an amount greater than 5% of its total assets, while the Fund may not lend portfolio securities in an amount greater than one third of its total assets, and (ii) the Fund (but not Scudder Pacific

Opportunities Fund) has a stated non-fundamental investment restriction limit-ing the Fund's investments in illiquid securities to no more than 15% of its net assets. Both Funds are, however, subject to the 15% restriction on illiq-uid securities pursuant to applicable regulation. Investors should refer to each Fund's statement of additional information for a more detailed descrip-tion of that Fund's investment policies and restrictions.

Portfolio Turnover

    The portfolio turnover rate for Scudder Pacific Opportunities Fund, i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less), for the fiscal year ended October 31, 2000 was 134%. The portfolio turnover rate for the Fund for the fiscal year ended November 30, 2000 was 169%. A higher portfolio turnover rate involves greater brokerage and transaction ex-penses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed.

Comparative Considerations

    The portfolio characteristics of the combined fund after the Reorganiza-tion will reflect the blended characteristics of the Fund and Scudder Pacific Opportunities Fund. The following characteristics are as of December 31, 2000 for both Funds and also reflect the blended characteristics of both Funds af-ter the Reorganization as of that same date.

                          Portfolio Composition(/1/)
                             As a % of Net Assets

                                                       % in Non-
                                      % in     % in    Asian and
                             % in     Non-   Pacific  Non-Pacific        % in   Average
                            Asian    Asian    Basin      Basin    % in  Other   Market-
                           Equities Equities Equities  Equities   Bonds (Cash) Cap (000)
                           -------- -------- -------- ----------- ----- ------ ----------
Fund.....................    80%       5%      83%         1%       2%   13%   $9,788,000
Scudder Pacific
 Opportunities Fund......    84%       4%      87%         2%       2%   10%   $9,602,000
Scudder Pacific
 Opportunities Fund --
 Pro Forma Combined(/2/)..   84%       4%      87%         2%       2%   11%   $9,627,000

-----------
(/1/)The Fund normally invests at least 85% of its total assets in common stocks and other Asian equities (equities that are issued by companies organized under the laws of an Asian country or traded mainly on Asian markets and do more than half of their business in Asia). The Fund gener-ally intends to focus on emerging Asian markets, such as China, Indone-sia,

    Korea, and Thailand. Scudder Pacific Opportunities Fund normally invests at least 65% of its total assets in Pacific Basin common stocks and other equities (equities that are traded mainly by companies organized under the laws of a Pacific Basin country or issued by any company with more than half of its business in the Pacific Basin). Examples of Pacific Basin countries include China, Malaysia, Sri Lanka, Australia and India. For more information, see "Investment Objectives, Policies and Restrictions of the Funds."
(/2/)Reflects the blended characteristics of the Fund and Scudder Pacific Op-portunities Fund as of December 31, 2000. The portfolio composition and characteristics of the combined fund will change consistent with its stated investment objectives and policies.

Performance

    The following tables show how the returns of the Fund and Scudder Pacific Opportunities Fund over different periods average out. For context, the tables also include broad-based market indices (which, unlike the Funds, do not have any fees or expenses). The performance of both Funds and the indices vary over time, and past performance is not necessarily indicative of future results. All figures assume reinvestment of dividends and distributions.

                          Average Annual Total Return
                    for the Periods Ended December 31, 2000

                                Class A Shares

                                     Past                  Since       Since
                                     Year   Past 5 Years Inception* Inception**
                                   -------- ------------ ---------- -----------
Fund -- Class A(/1/).............. (49.24%)        N/A    (15.62%)        N/A
Scudder Pacific Opportunities
  Fund -- Class A(/2/)............ (42.80%)   (10.46%)         N/A    (3.27%)
Comparative Index for both Funds:
  MSCI All Country Asia Free Ex-
  Japan Index(/3/)................ (35.20%)    (8.36%)    (11.09%)      1.60%

-----------
* Inception date of the Fund's Class A shares is October 21, 1996. Index comparison begins October 31, 1996.
** Inception date of Scudder Pacific Opportunities Fund's Class S shares is December 8, 1992. Index comparison begins December 31, 1992.
(/1/)Class A performance is adjusted for maximum sales charge.
(/2/)Class A shares of Scudder Pacific Opportunities Fund are newly offered and therefore have no available performance information. The average annual total returns for Scudder Pacific Opportunities Fund's Class A shares are derived from the historical performance of Class S shares, ad-justed to reflect the impact of the maximum initial sales charge and the higher total annual operating expenses applicable to Class A shares.
(/3/)The Morgan Stanley Capital International (MSCI) All Country Asia Free Ex-
     Japan Index is an unmanaged capitalization-weighted index that is repre-sentative of the equity securities for the following countries: Hong Kong, Indonesia, Korea (at 20%), Malaysia, Philippines free, Singapore free and Thailand.

    Total return for the Fund would have been lower during both periods shown in the table above if the Investment Manager had not maintained expenses since inception. Total return for Scudder Pacific Opportunities Fund would have been lower from inception through 1993 if the Investment Manager had not maintained expenses during that period.

                          Average Annual Total Return
                    for the Periods Ended December 31, 2000

                                Class B Shares

                                     Past                  Since       Since
                                     Year   Past 5 Years Inception* Inception**
                                   -------- ------------ ---------- -----------
Fund -- Class B(/1/) ............. (48.10%)        N/A    (15.51%)        N/A
Scudder Pacific Opportunities
  Fund -- Class B(/2/)............ (41.62%)   (10.50%)         N/A    (3.60%)
Comparative Index for both Funds:
  MSCI All Country Asia Free Ex-
  Japan Index(/3/)................ (35.20%)    (8.36%)    (11.09%)      1.60%

-----------
* Inception date of the Fund's Class B shares is October 21, 1996. Index comparison begins October 31, 1996.
** Inception date of Scudder Pacific Opportunities Fund's Class S shares is December 8, 1992. Index comparison begins December 31, 1992.
(/1/)Class B performance is adjusted for maximum contingent deferred sales charge.
(/2/)Class B shares of Scudder Pacific Opportunities Fund are newly offered and therefore have no available performance information. The average annual total returns for Scudder Pacific Opportunities Fund's Class B shares are derived from the historical performance of Class S shares, ad-justed to reflect the impact of the maximum contingent deferred sales charge and the higher total annual operating expenses applicable to Class B shares.
(/3/)The Morgan Stanley Capital International (MSCI) All Country Asia Free Ex-
     Japan Index is an unmanaged capitalization-weighted index that is repre-sentative of the equity securities for the following countries: Hong Kong, Indonesia, Korea (at 20%), Malaysia, Philippines free, Singapore free and Thailand.

    Total return for the Fund would have been lower during both periods shown in the table above if the Investment Manager had not maintained expenses since inception. Total return for Scudder Pacific Opportunities Fund would have been lower from inception through 1993 if the Investment Manager had not maintained expenses during that period.

                          Average Annual Total Return
                    for the Periods Ended December 31, 2000

                                Class C Shares

                                     Past                  Since       Since
                                     Year   Past 5 Years Inception* Inception**
                                   -------- ------------ ---------- -----------
Fund -- Class C................... (46.61%)        N/A    (15.35%)        N/A
Scudder Pacific Opportunities
  Fund -- Class C(/1/)............ (39.77%)   (10.09%)         N/A    (3.31%)
Comparative Index for the Fund:
  MSCI All Country Asia Free Ex-
  Japan Index(/2/)................ (35.20%)    (8.36%)    (11.09%)     1.60%

-----------
* Inception date of the Fund's Class C shares is October 21, 1996. Index comparison begins October 31, 1996.
** Inception date of Scudder Pacific Opportunities Fund's Class S shares is December 8, 1992. Index comparison begins December 31, 1992.
(/1/)Class C shares of Scudder Pacific Opportunities Fund are newly offered and therefore have no available performance information. The average an-nual total returns for Scudder Pacific Opportunities Fund's Class C shares are derived from the historical performance of Class S shares, ad-justed to reflect the impact of the higher total annual operating ex-penses applicable to Class C shares.
(/2/)The Morgan Stanley Capital International (MSCI) All Country Asia Free Ex-
     Japan Index is an unmanaged capitalization-weighted index that is repre-sentative of the equity securities for the following countries: Hong Kong, Indonesia, Korea (at 20%), Malaysia, Philippines free, Singapore free and Thailand.

    Total return for the Fund would have been lower during both periods shown in the table above if the Investment Manager had not maintained expenses since inception. Total return for Scudder Pacific Opportunities Fund would have been lower from inception through 1993 if the Investment Manager had not maintained expenses during that period.

    For management's discussion of Scudder Pacific Opportunities Fund's per-formance for the fiscal year ended October 31, 2000, please refer to Exhibit
B. Shareholders of the Fund should be aware that the performance discussion and data in Exhibit B have not been adjusted to reflect the impact of the sales charges and distribution fees borne by Class A, Class B and Class C shares, which would reduce performance.

Investment Manager; Fees and Expenses

    Each Fund retains the investment management firm of ZSI, pursuant to sepa-rate contracts, to manage its daily investment and business affairs, subject to the policies established by each Fund's Trustees. ZSI is a Delaware corpo-ration located at 345 Park Avenue, New York, New York 10154-0010.

    Each Fund pays the Investment Manager a graduated investment management fee, although the fee rates and breakpoints differ. As of October 31, 2000, Scudder Pacific Opportunities Fund had total net assets of $104,770,568. For the fiscal year ended October 31, 2000, Scudder Pacific Opportunities Fund paid the Investment Manager a fee of 1.10% of its average daily net assets. As of November 30, 2000, the Fund had total net assets of $15,104,382. For the fiscal year ended November 30, 2000, the Fund paid the Investment Manager a fee of 0.85% of its average daily net assets.

    Currently, the fee schedules for the Fund and Scudder Pacific Opportuni-ties Fund are as follows:

           Fund
----------------------------
Average Daily Net
Assets              Fee Rate
-----------------   --------
First $250 million   0.85%
Next $750 million    0.82%
Next $1.5 billion    0.80%
Next $2.5 billion    0.78%
Next $2.5 billion    0.75%
Next $2.5 billion    0.74%
Next $2.5 billion    0.73%
Over $12.5 billion   0.72%

                    Scudder Pacific Opportunities Fund
---------------------------------------------------------------------------
Average Daily Net Assets                                           Fee Rate
------------------------                                           --------
First $500 million                                                  1.10%
Over $500 million                                                   1.05%

    ZSI has proposed that Scudder Pacific Opportunities Fund adopt the lower fee schedule of the Fund stated in the table above. The effectiveness of the new investment management agreement for Scudder Pacific Opportunities Fund and the Closing are contingent upon each other. Based upon the Fund's average net assets for the twelve month period ended September 30, 2000, the effective ad-visory fee rate for the Fund is 0.85%. Based upon each Fund's average net as-sets for the twelve month period ended September 30, 2000, the effective advi-sory fee rate for Scudder Pacific Opportunities Fund after the Reorganization would be 0.85% of average daily net assets, giving effect to the proposed new investment management agreement.

    From its investment management fee received from each Fund, ZSI pays to each Fund's sub-adviser, Scudder Investments Singapore Limited, 30 Cecil Street, Prudential Tower #24-01/02, Singapore, a fee at the annual rate of 0.385% of Scudder Pacific Opportunities Fund's average daily net assets and 0.2975% of the Fund's average daily net assets.

Administrative Fee

    Scudder Pacific Opportunities Fund has entered into an administrative services agreement with ZSI (the "Administration Agreement"), pursuant to which ZSI provides or pays others to provide substantially all of the adminis-trative services required by the Class A, Class B and Class C shares of Scudder Pacific Opportunities Fund (other than those provided by ZSI under its investment management agreement with that Fund) in exchange for the payment by Scudder Pacific Opportunities Fund of an annual administrative services fee (the "Administrative Fee") equal to 0.675%, 0.725% and 0.700% of average daily net assets attributable to the Class A, Class B and Class C shares, respec-tively. The fees for the services provided by Kemper Distributors, Inc. ("KDI") under its current shareholder services agreement and underwriting and distribution services agreement with Scudder Pacific Opportunities Fund are not covered by, and are in addition to, the Administrative Fee. One effect of this arrangement is to make Scudder Pacific Opportunities Fund's future ex-pense ratio more predictable. On the other hand, the administrative fee rate does not decrease with economies of scale from increases in asset size or de-creased operating expenses. The details of this arrangement (including ex-penses that are not covered) are set out below.

    Various service providers (the "Service Providers"), some of which are af-filiated with ZSI, provide certain services to Scudder Pacific Opportunities Fund pursuant to separate agreements. These Service Providers may differ from the current Service Providers of the Fund. Scudder Fund Accounting Corpora-tion, a subsidiary of ZSI, computes net asset value for Scudder Pacific Oppor-tunities Fund and maintains its accounting records. Kemper Service Company, also a subsidiary of ZSI, is the transfer, shareholder servicing and dividend-paying agent for the Class A, Class B and Class C shares of Scudder Pacific Opportunities Fund. Scudder Trust Company, an affiliate of ZSI, provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. As custodian, Brown Brothers Harriman & Company holds the portfolio securities of Scudder Pacific Opportunities Fund, pursuant to a custodian agreement. Other Service Providers include the inde-pendent public accountants and legal counsel for Scudder Pacific Opportunities Fund.

    Under the Administration Agreement, each Service Provider provides the services to Scudder Pacific Opportunities Fund described above, except that ZSI pays these entities for the provision of their services to Scudder Pacific Opportunities Fund and pays most other fund expenses, including insurance, registration, printing and postage fees. In return, Scudder Pacific Opportuni-ties Fund pays ZSI the Administrative Fee.

    The Administration Agreement will remain in effect with respect to the Class A, Class B and Class C shares for an initial term ending September 30, 2003, subject to earlier termination by the directors that oversee Scudder Pacific Opportunities Fund. The Administration Agreement shall continue in ef-fect on an annual basis after September 30, 2003, provided that such continu-ance is approved at least annually by a majority of the directors, including the Independent Directors, that oversee Scudder Pacific Opportunities Fund. The fee payable by Scudder Pacific Opportunities Fund to ZSI pursuant to the Administration Agreement is reduced by the amount of any credit received from Scudder Pacific Opportunities Fund's custodian for cash balances.

    Certain expenses of Scudder Pacific Opportunities Fund are not borne by ZSI under the Administration Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). Scudder Pa-cific Opportunities Fund continues to pay the fees required by its investment management agreement with ZSI. In addition, it pays the fees under its serv-ices agreement and underwriting and distribution services agreement with KDI, as described in "Distribution and Services Fees" below.

Comparison of Expenses

    The tables and examples below are designed to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Class A, Class B and Class C shares of Scudder Pacific Oppor-tunities Fund, and compares these with the expenses of the Fund. As indicated below, it is expected that the total expense ratio of each class of Scudder Pacific Opportunities Fund following the Reorganization will be lower than the current expense ratio of the corresponding class of the Fund. Unless otherwise noted, the information is based on each Fund's expenses and average daily net assets during the twelve months ended September 30, 2000 (prior to the crea-tion of Class A, Class B and Class C shares of Scudder Pacific Opportunities
Fund) and on a pro forma basis as of that date and for the twelve month period then ended, assuming the Reorganization had been in effect for the period.

                           Expense Comparison Table
                                Class A Shares

                                                                    Scudder
                                                                    Pacific
                                                    Scudder      Opportunities
                                                    Pacific         Fund --
                                                 Opportunities     Pro Forma
                                      Fund           Fund        Combined(/1/)
                                     ------      -------------   -------------
Shareholder Fees
Maximum Sales Charge (Load) Imposed
  on Purchases (as % of offering
  price)...........................   5.75%          5.75%           5.75%
Maximum Contingent Deferred Sales
  Charge (Load) (as % of redemption
  proceeds)(/2/)...................    None           None            None
Maximum Deferred Sales Charge
  (Load) imposed on reinvested
  dividends........................    None           None            None
Redemption Fee (as a percentage of
  amount redeemed, if applicable)..    None           None            None
Annual Fund Operating Expenses
  (unaudited) (as a % of average
  net assets)
Management Fees....................   0.85%          1.10%           0.85%
Distribution and/or Service (12b-1)
  Fees.............................    None          0.25%(/3/)      0.25%(/3/)
Other Expenses.....................   1.86%          0.68%(/4/)      0.68%
                                     ------         ------          ------
Total Annual Fund Operating
  Expenses.........................   2.71%          2.03%           1.78%
Expense Waiver.....................   0.51%(/5/)      None            None
                                     ------         ------          ------
Net Annual Fund Operating
  Expenses.........................   2.20%          2.03%           1.78%
Expense Example of Total Operating
  Expenses at the End of the
  Period(/6/)
One Year...........................  $  785         $  769          $  745
Three Years........................  $1,322         $1,175          $1,103
Five Years.........................  $1,885         $1,605          $1,484
Ten Years..........................  $3,406         $2,798          $2,549

-----------
Notes to Expense Comparison Table:
(/1/)The Scudder Pacific Opportunities Fund -- Pro Forma Combined column re-flects expenses estimated for the combined fund subsequent to the Reorga-nization and reflects the effect of the Reorganization. Pro Forma ex-penses reflect the implementation of a new investment management agree-ment for Scudder Pacific Opportunities Fund to be effective upon the Re-organization, the implementation of Scudder Pacific Opportunities Fund's Administration Agreement and the adoption of a distribution plan.
(/2/)Class A shares purchased under the Large Order NAV Purchase Privilege have a 1% contingent deferred sales charge if sold during the first year after purchase and 0.50% if sold during the second year after purchase.

(/3/)Reflects a shareholder services fee of 0.25%. The shareholder services fee for Scudder Pacific Opportunities Fund is authorized by a Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Class A shares of the Fund also bear a shareholder services fee of 0.25%, which is included un-der the "Other Expenses" category for the Fund because it is not autho-rized by a Rule 12b-1 Plan.
(/4/)Restated to reflect the implementation of Scudder Pacific Opportunities
     Fund's Administration Agreement.
(/5/)By contract, total operating expenses of the Class A shares of the Fund are capped at 2.20%, through February 28, 2002. There is no guarantee that this expense waiver will continue beyond February 28, 2002.
(/6/)Expense examples (including one year of waived expenses for the Fund in each period) reflect what an investor would pay on a $10,000 investment, assuming a 5% annual return, the reinvestment of all dividends, total op-erating expenses remain the same and redemptions at the end of each peri-od. This is only an example; your actual expenses will be different.

                            Expense Comparison Table
                                 Class B Shares

                                                                    Scudder
                                                                    Pacific
                                                    Scudder      Opportunities
                                                    Pacific         Fund --
                                                 Opportunities     Pro Forma
                                      Fund           Fund        Combined(/1/)
                                     ------      -------------   -------------
Shareholder Fees
Maximum Sales Charge (Load) Imposed
  on Purchases (as % of offering
  price)...........................    None           None            None
Maximum Contingent Deferred Sales
  Charge (Load) (as % of redemption
  proceeds)(/2/)...................   4.00%          4.00%           4.00%
Maximum Deferred Sales Charge
  (Load) imposed on reinvested
  dividends........................    None           None            None
Redemption Fee (as a percentage of
  amount redeemed, if applicable)..    None           None            None
Annual Fund Operating Expenses
  (unaudited) (as a % of average
  net assets)
Management Fees....................   0.85%          1.10%           0.85%
Distribution and/or Service (12b-1)
  Fees.............................   0.75%          1.00%(/3/)      1.00%(/3/)
Other Expenses.....................   1.89%          0.73%(/4/)      0.73%
                                     ------         ------          ------
Total Annual Fund Operating
  Expenses.........................   3.49%          2.83%           2.58%
Expense Waiver.....................   0.71%(/5/)      None            None
                                     ------         ------          ------
Net Annual Fund Operating
  Expenses.........................   2.78%          2.83%           2.58%
Expense Example of Total Operating
  Expenses Assuming Redemption at
  the End of the Period(/6/)
One Year...........................  $  681         $  686          $  661
Three Years........................  $1,305         $1,177          $1,102
Five Years.........................  $1,952         $1,694          $1,570
Ten Years..........................  $3,383         $2,792          $2,541
Expense Example of Total Operating
  Expenses Assuming No Redemption
  at the End of the Period(/6/)
One Year...........................  $  281         $  286          $  261
Three Years........................  $1,005         $  877          $  802
Five Years.........................  $1,752         $1,494          $1,370
Ten Years..........................  $3,383         $2,792          $2,541

-----------
Notes to Expense Comparison Table:
(/1/)The Scudder Pacific Opportunities Fund -- Pro Forma Combined column re-
     flects expenses estimated for the combined fund subsequent to the Re-organization and reflects the effect of the Reorganization. Pro Forma ex-penses reflect the implementation of a new investment management agreement for Scudder Pacific Opportunities Fund to be effective upon the Reorgani-zation, the implementation of Scudder Pacific Opportunities Fund's Admin-istration Agreement and the adoption of a distribution plan.
(/2/)Contingent deferred sales charges on Class B shares sold during the first six years of ownership are 4% in the first year, 3% in the second and third year, 2% in the fourth and fifth year, and 1% in the sixth year.
(/3/)Includes a shareholder services fee of 0.25%. The shareholder services fee for Scudder Pacific Opportunities Fund is authorized by a Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Class B shares of the Fund also bear a shareholder services fee of 0.25%, which is included un-der the "Other Expenses" category for the Fund because it is not autho-rized by a Rule 12b-1 Plan.
(/4/)Restated to reflect the implementation of Scudder Pacific Opportunities
     Fund's Administration Agreement.
(/5/)By contract, total operating expenses of the Class B shares of the Fund are capped at 2.78%, through February 28, 2002. There is no guarantee that this expense waiver will continue beyond February 28, 2002.
(/6/)Expense examples (including one year of waived expenses for the Fund in each period) reflect what an investor would pay on a $10,000 investment, assuming a 5% annual return, the reinvestment of all dividends and total operating expenses remain the same. Assumes conversion to Class A shares six years after purchase. This is only an example; your actual expenses will be different.

                            Expense Comparison Table
                                 Class C Shares

                                                                    Scudder
                                                                    Pacific
                                                    Scudder      Opportunities
                                                    Pacific         Fund --
                                                 Opportunities     Pro Forma
                                      Fund           Fund        Combined(/1/)
                                     ------      -------------   -------------
Shareholder Fees
Maximum Sales Charge (Load) Imposed
  on Purchases (as % of offering
  price)...........................    None           None            None
Maximum Contingent Deferred Sales
  Charge (Load) (as % of redemption
  proceeds)(/2/)...................   1.00%          1.00%           1.00%
Maximum Deferred Sales Charge
  (Load) imposed on reinvested
  dividends........................    None           None            None
Redemption Fee (as a percentage of
  amount redeemed, if applicable)..    None           None            None
Annual Fund Operating Expenses
  (unaudited) (as a % of average
  net assets)
Management Fees....................   0.85%          1.10%           0.85%
Distribution and/or Service (12b-1)
  Fees.............................   0.75%          1.00%(/3/)      1.00%(/3/)
Other Expenses.....................   2.04%          0.70%(/4/)      0.70%
                                     ------         ------          ------
Total Annual Fund Operating
  Expenses.........................   3.64%          2.80%           2.55%
Expense Waiver.....................   0.84%(/5/)      None            None
                                     ------         ------          ------
Net Annual Fund Operating
  Expenses.........................   2.80%          2.80%           2.55%
Expense Example of Total Operating
  Expenses Assuming Redemption at
  the End of the Period(/6/)
One Year...........................  $  383         $  383          $  358
Three Years........................  $1,037         $  868          $  794
Five Years.........................  $1,812         $1,479          $1,355
Ten Years..........................  $3,843         $3,128          $2,885
Expense Example of Total Operating
  Expenses Assuming No Redemption
  at the End of the Period(/6/)
One Year...........................  $  283         $  283          $  258
Three Years........................  $1,037         $  868          $  794
Five Years.........................  $1,812         $1,479          $1,355
Ten Years..........................  $3,843         $3,128          $2,885

-----------
Notes to Expense Comparison Table:
(/1/)The Scudder Pacific Opportunities Fund -- Pro Forma Combined column re-flects expenses estimated for the combined fund subsequent to the Reorga-nization and reflects the effect of the Reorganization. Pro Forma ex-penses reflect the implementation of a new investment management agree-ment for Scudder Pacific Opportunities Fund to be effective upon the Re-organization, the implementation of Scudder Pacific Opportunities Fund's Administration Agreement and the adoption of a distribution plan.
(/2/)Contingent deferred sales charge on Class C shares is 1% for shares sold during the first year after purchase.
(/3/)Includes a shareholder services fee of 0.25%. The shareholder services fee for Scudder Pacific Opportunities Fund is authorized by a Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Class C shares of the Fund also bear a shareholder services fee of 0.25%, which is included un-der the "Other Expenses" category for the Fund because it is not autho-rized by a Rule 12b-1 Plan.
(/4/)Restated to reflect the implementation of Scudder Pacific Opportunities
     Fund's Administration Agreement.
(/5/)By contract, total operating expenses of the Class C shares of the Fund are capped at 2.80%, through February 28, 2002. There is no guarantee that this expense waiver will continue beyond February 28, 2002.
(/6/)Expense examples (including one year of waived expenses for the Fund in each period) reflect what an investor would pay on a $10,000 investment, assuming a 5% annual return, the reinvestment of all dividends and total operating expenses remain the same. This is only an example; your actual expenses will be different.

Distribution and Services Fees

    Pursuant to an underwriting and distribution services agreement with Scudder Pacific Opportunities Fund, KDI, 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Investment Manager, acts as the principal underwriter and distributor of the Class A, Class B and Class C shares of that Fund and acts as agent of the Fund in the continuing offer of such shares. Scudder Pacific Opportunities Fund has adopted distribution plans on behalf of the Class A, Class B and Class C shares in accordance with Rule 12b-1 under the 1940 Act that are substantially identical to the existing distribution plans adopted by the Fund, with one exception. As under the current distribu-tion plans for the Fund, Scudder Pacific Opportunities Fund pays KDI an asset-based fee at an annual rate of 0.75% of Class B and Class C shares. The dis-tribution plans for Scudder Pacific Opportunities Fund, however, unlike the distribution plans for the Fund, also authorize the payment to KDI of the 0.25%
services fee with respect to the Class A, Class B and Class C shares pursuant to the shareholder services agreement (the "Services Agreement") described be-low. Neither KDI nor the Trustees of the Fund believe that the services per-formed by KDI under the Services Agreement have been primarily intended to re-sult in sales of fund shares (i.e., "distribution" services) as defined in Rule 12b-1, but rather are post-sale administrative and other services pro-vided to existing shareholders. Nonetheless, to avoid legal uncertainties due to the ambiguity of the language contained in Rule 12b-1 and eliminate any doubt that may arise in the future regarding whether the services performed by KDI under the Services Agreement are "distribution" services, the distribution plans for Scudder Pacific Opportunities Fund authorize the payment of the services fee. The fact that the services fee is authorized by Scudder Pacific Opportunities Fund's distribution plans does not change the fee rate or affect the nature or quality of the services provided by KDI.

    Pursuant to the Services Agreement with Scudder Pacific Opportunities Fund, which is substantially identical to the current services agreement with the Fund, KDI receives a services fee of up to 0.25% per year with respect to the Class A, Class B and Class C shares of Scudder Pacific Opportunities Fund. KDI uses the services fee to compensate financial services firms ("firms") for providing personal services and maintenance of accounts for their customers that hold those classes of shares of Scudder Pacific Opportunities Fund, and may retain any portion of the fee not paid to firms to compensate itself for administrative functions performed for the Fund. All fee amounts are payable monthly and are based on the average daily net assets of each Fund attribut-able to the relevant class of shares.

Purchases, Exchanges and Redemptions

    Both Funds are part of the Scudder Kemper complex of mutual funds. The procedures for purchases, exchanges and redemptions of Class A, Class B and Class C shares of Scudder Pacific Opportunities Fund are identical to those of the Fund. Shares of Scudder Pacific Opportunities Fund are exchangeable for shares of the same class of most other open-end funds advised by ZSI offering such shares.

    Corresponding classes of shares of Scudder Pacific Opportunities Fund have identical sales charges to those of the Fund. Scudder Pacific Opportunities Fund has a maximum initial sales charge of 5.75% on Class A shares. Sharehold-ers who purchase $1 million or more of Class A shares pay no initial sales charge but may have to pay a contingent deferred sales charge (a "CDSC") of up to 1% if the shares are sold within two years of the date on which they were purchased. Class B shares are sold without a front-end sales charge, but may be subject to a CDSC upon redemption, depending on the length of time the shares are held. The CDSC begins at 4% for shares sold in the first year, declines to 1% in the sixth year and is eliminated after the sixth year. After six years, Class B shares automatically convert to Class A shares. Class C shares are sold without a front-end sales charge, but may be subject to a CDSC of up to 1% if the shares are sold within one year of pur-chase.

    Class A, Class B and Class C shares of Scudder Pacific Opportunities Fund received in the Reorganization will be issued at net asset value, without a sales charge, and no CDSC will be imposed on any shares of the Fund exchanged for shares of Scudder Pacific Opportunities Fund as a result of the Reorgani-zation. However, following the Reorganization, any CDSC that applies to shares of the Fund will continue to apply to shares of Scudder Pacific Opportunities Fund received in the Reorganization, using the original purchase date for such shares to calculate the holding period, rather than the date such shares are received in the Reorganization.

    Services available to shareholders of Class A, Class B and Class C shares of Scudder Pacific Opportunities Fund are identical to those available to shareholders of the corresponding classes of shares of the Fund and include the purchase and redemption of shares through an automated telephone system and over the Internet, telephone redemptions, exchanges by telephone to most other Scudder Kemper funds that offer Class A, Class B and Class C shares, and reinvestment privileges. Please see Scudder Pacific Opportunities Fund's pro-spectus for additional information.

Dividends and Other Distributions

    The Fund intends to distribute its investment company taxable income and any net realized capital gains in November or December. Scudder Pacific Oppor-tunities Fund intends to distribute its investment company taxable income and any net realized capital gains in December. An additional distribution may be made if necessary. Shareholders of each Fund can have their dividends and dis-tributions automatically invested in additional shares of the same class of that Fund, or a different fund in the same family of funds, at net asset value and credited to the shareholder's account on the payment date or, at the shareholder's election, sent to the shareholder by check. For retirement plans, reinvestment is the only option.

    If the Plan is approved by the Fund's shareholders, the Fund will pay its shareholders a distribution of all undistributed net investment income and un-distributed realized net capital gains immediately prior to the Closing.

Other Differences Between the Funds

    Charter Documents.

    The Acquired Trust is established as a Massachusetts business trust pursu-ant to a Declaration of Trust (the "Declaration"). The Acquiring Corporation is organized as a Maryland corporation under Articles of Incorporation (the "Articles"). Although the organizational documents of the Acquired Trust and the Acquiring Corporation are similar, some differences do exist. The more significant differences are listed below.

  . A trustee of the Acquired Trust may be removed for cause by a majority of the trustees, while removal without cause requires a majority vote of shareholders entitled to vote more than 50% of the votes entitled to be cast on the matter; removal of a director of the Acquiring Cor-poration requires a majority vote of a) the board of directors, b) a committee of the board of directors appointed for such purpose, or c) the stockholders by vote of a majority of the outstanding shares of the Acquiring Corporation.

  . A special meeting of Fund shareholders may be called by shareholders holding at least 25% of the Fund"s shares then outstanding (10% of the Fund"s shares if the purpose is to determine the removal of a Trust-
      ee); a special meeting of the Acquiring Corporation shareholders may be called by shareholders holding at least 50% of the outstanding shares.

    There are differences in the potential liabilities of shareholders of a Massachusetts business trust as compared to those of a Maryland corporation, as described below in "The Proposed Transaction -- Description of Securities to be Issued."

    Trustees/Directors and Officers.

    The Trustees of the Fund, currently and as proposed under Proposal 1, are different from the Directors of Scudder Pacific Opportunities Fund. As de-scribed in Scudder Pacific Opportunities Fund's statement of additional infor-mation, which is available upon request, the following individuals comprise the Board of Directors of Scudder Pacific Opportunities Fund: Henry P. Becton, Jr., Linda C. Coughlin, Dawn-Marie Driscoll, Edgar R. Fiedler, Keith R. Fox, Joan E. Spero, Jean Gleason Stromberg, Jean C. Tempel and Steven Zaleznick. In addition, the officers of the Fund and Scudder Pacific Opportunities Fund are different. (See Proposal 1 and each Fund's statement of additional information for further information.)

    Fiscal Year.

    The Fund's fiscal year-end is November 30. Scudder Pacific Opportunities Fund's fiscal year-end is October 31.

    Custodian.

    The Fund's custodian is The Chase Manhattan Bank. Scudder Pacific Opportu-nities Fund's custodian is Brown Brothers Harriman & Company.

    Auditors.

    The Fund's auditors are Ernst & Young LLP. Scudder Pacific Opportunities Fund's auditors are PricewaterhouseCoopers LLP.

Tax Consequences

    As a condition to the Reorganization, each Fund will have received an opinion of Willkie Farr & Gallagher in connection with the Reorganization, to the effect that, based upon certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization within the mean-ing of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). If the Reorganization constitutes a tax-free reorganization, no gain or loss will be recognized by the Fund or its shareholders as a direct result of the Reorganization. See "The Proposed Transaction -- Federal Income Tax Consequences."

                                   *   *   *

    The preceding is only a summary of certain information contained in this Proxy Statement/Prospectus relating to the Reorganization. This summary is qualified by reference to the more complete information contained elsewhere in this Proxy Statement/Prospectus, the prospectuses and statements of additional information of the Funds, and the Plan. Shareholders should read this entire Proxy Statement/Prospectus carefully.

II. PRINCIPAL RISK FACTORS

    Because of their similar investment objectives, policies and strategies, the principal risks presented by Scudder Pacific Opportunities Fund are simi-lar to those presented by the Fund. The main risks applicable to each Fund in-clude, among others, market risk (i.e., the performance of the Pacific Basin or Asian stock markets), management risk (i.e., securities selection by the Investment Manager), the risks associated with foreign securities (including lower liquidity, economic and political risks, and differences in accounting methods), risks associated with investing in emerging markets, and, to the ex-tent that a Fund invests in debt securities, risk associated with interest rates. Stocks of emerging markets, a category that includes most Pacific Basin and Asian coun-tries, tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essen-tial information may be incomplete or wrong. The fact that each Fund focuses on a single geographic region could also affect its performance. For example, Pacific Basin or Asian companies could be hurt by such factors as regional downturns, currency devaluations, or difficulties in achieving economic re-forms or trade barriers on exports. Each Fund is also subject to currency risk. When the dollar value of a foreign currency falls, so does the value of any investments a Fund owns that are denominated in that currency.

    Scudder Pacific Opportunities Fund is subject to the risks associated with being non-diversified. As a result of being non-diversified, such Fund's in-vestment returns may be impacted to a greater extent by changes in the market value and returns of any one portfolio holding as compared to the Fund, which is a diversified fund. In addition, Scudder Pacific Opportunities Fund may be subject to interest rate risk to a greater degree than the Fund because it may invest a greater percentage of its assets in debt securities. Investments in high yield securities, or "junk bonds," entail relatively greater risk of loss of income and principal than investments in higher rated securities, and may fluctuate more in value. The Fund, and not Scudder Pacific Opportunities Fund, may be subject to this risk because it may invest up to 15% of its total as-sets in debt securities of any credit quality, including junk bonds. Scudder Pacific Opportunities Fund cannot invest in junk bonds. Lastly, the Funds are not insured or guaranteed by the FDIC or any other government agency. Share prices will go up and down, so be aware that you could lose money.

    For a further discussion of the investment techniques and risk factors ap-plicable to each Fund, see "Investment Objectives, Policies and Restrictions of the Funds" above, and each Fund's prospectus and statement of additional information.

III. THE PROPOSED TRANSACTION

Description of the Plan

    As stated above, the Plan provides for the transfer of all or substan-tially all of the assets of the Fund to Scudder Pacific Opportunities Fund in exchange for that number of full and fractional Class A, Class B and Class C shares of Scudder Pacific Opportunities Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the correspond-ing classes of the Fund as of the close of business on the Valuation Date. Scudder Pacific Opportunities Fund will assume all of the liabilities of the Fund. The Fund will distribute the Class A, Class B and Class C shares received in the exchange to the shareholders of the corresponding classes of the Fund in complete liquida-tion of the Fund. The Fund will then be terminated.

    Upon completion of the Reorganization, each shareholder of the Fund will own that number of full and fractional Class A, Class B and Class C shares having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the corresponding class held in the Fund as of the close of business on the Valuation Date. Such shares will be held in an account with Scudder Pacific Opportunities Fund identical in all material re-spects to the account currently maintained by the Fund for such shareholder. In the interest of economy and convenience, Class A, Class B and Class C shares issued to the Fund's shareholders in the Reorganization will be in uncertificated form. If Class A, Class B or Class C shares of the Fund are represented by certificates prior to the Closing, such certificates should be returned to the Fund's shareholder servicing agent. Any Class A, Class B or Class C shares of Scudder Pacific Opportunities Fund distributed in the Reor-ganization to shareholders in exchange for certificated shares of the Fund may not be transferred, exchanged or redeemed without delivery of such certifi-cates.

    Until the Closing, shareholders of the Fund will continue to be able to redeem their shares at the net asset value next determined after receipt by the Fund's transfer agent of a redemption request in proper form. Redemption and purchase requests received on or after the Valuation Date by the transfer agent will be treated as requests received for the redemption or purchase of Class A, Class B or Class C shares of Scudder Pacific Opportunities Fund re-ceived by the shareholder in connection with the Reorganization.

    The obligations of the Fund and the Acquiring Corporation, on behalf of Scudder Pacific Opportunities Fund, under the Plan are subject to various con-ditions, as stated therein, which includes Scudder Pacific Opportunities Fund's adoption of a new investment management agreement. The Plan also re-quires that all filings be made with, and all authority be received from, the SEC and state securities commissions as may be necessary in the opinion of counsel to permit the parties to carry out the transactions contemplated by the Plan. Each Fund is in the process of making the necessary filings. To pro-vide for unforeseen events, the Plan may be terminated: (i) by the mutual agreement of the parties; (ii) by either party if the Closing has not occurred by August 1, 2001, unless such date is extended by mutual agreement of the parties; or (iii) by either party if the other party has materially breached its obligations under the Plan or made a material misrepresentation in the Plan or in connection with the Reorganization. The Plan may also be amended by mutual agreement in writing. However, no amendment may be made following the shareholder meeting if such amendment would have the effect of changing the provisions for determining the number of shares of Scudder Pacific Opportunities Fund to be issued to the Fund in the Plan to the detriment of the Fund's shareholders without their approval. For a complete description of the terms and conditions of the Reorganization, please refer to the Plan at Exhibit A.

Board Approval of the Proposed Transaction

    As discussed above, the Reorganization is part of a ZSI initiative that is intended to restructure and streamline the management and operations of the funds ZSI advises. ZSI first proposed the Reorganization to the Trustees of the Fund at a meeting held on May 24, 2000, see "Synopsis -- Background of the Reorganization" above. This initiative includes five major components:

  (i) A change in branding to offer virtually all funds advised by ZSI under the Scudder name, with a concentration on intermediary distribution;

  (ii) The combination of funds with similar investment objectives and poli-cies, including in particular the combination of the Kemper Funds with similar Scudder Funds currently offered to the general public;

  (iii) The liquidation of certain small funds which have not achieved mar-ket acceptance and which are unlikely to reach an efficient operat-ing size;

  (iv) The implementation of an administration agreement for the Kemper Funds similar to that recently adopted by the Scudder Funds covering, for a single fee rate, substantially all services required for the operation of the fund (other than those provided under the fund's in-vestment management agreement) and most expenses; and

  (v) The consolidation of certain boards overseeing funds advised by ZSI.

    The Independent Trustees of the Fund reviewed the potential implications of these proposals for the Fund as well as the various other funds for which they serve as board members. They were assisted in this review by their inde-pendent legal counsel and by independent consultants with special expertise in financial and mutual fund industry matters. Following the May 24th meeting, the Independent Trustees met in person or by telephone on numerous occasions (including committee meetings) to review and discuss these proposals, both among themselves and with representatives of ZSI, including the "interested" Trustees. In the course of their review, the Independent Trustees requested and received substantial additional information and suggested numerous changes to ZSI's proposals.

    Following the conclusion of this process, the Trustees of the Fund, the board members of other funds involved and ZSI reached general agreement on the elements of a restructuring plan that they believed were in the best interests of shareholders and, where required, agreed to submit elements of the plan for approval to shareholders of those funds.

    On November 29, 2000, the Board of Trustees, including the Independent Trustees, unanimously approved the terms of the Reorganization and certain re-lated proposals. The Trustees have also unanimously agreed to recommend that the Reorganization be approved by the Fund's shareholders.

    In determining whether to recommend that the shareholders of the Fund ap-prove the Reorganization, the Board of Trustees considered that:

  . As part of ZSI"s overall restructuring, the Fund would be duplicative of another similar fund advised by ZSI in the same distribution channel.

  . The combined fund would adopt the Fund"s current investment management fee schedule, which is lower than the fee schedule of Scudder Pacific Opportunities Fund.

  . The fixed fee rate under the Administration Agreement for Class A, Class B and Class C shares is expected to be less than the estimated current operating expenses such classes would otherwise pay.

  . It is a condition of the Reorganization that each Fund receive an opinion of tax counsel that the transaction would be a tax-free trans-action.

  . Although the Fund agreed to pay the estimated costs of the Reorganiza-tion allocated to Class A shares and a portion of the estimated costs of the Reorganization allocated to Class B and Class C shares, manage-ment has estimated that such allocated costs will be recoverable from lower overall expense ratios within six months of completion of the Reorganization. ZSI agreed to pay a portion of the estimated costs of the Reorganization allocated to Class B and Class C shares and all of the costs of the Reorganization that exceed estimated costs.

    As part of their deliberations, the Trustees considered, among other things: (a) the fees and expense ratios of the Funds, including comparisons between the expenses of the Fund and the estimated operating expenses of Scudder Pacific Opportunities Fund after the Reorganization, and between the estimated operating expenses of Scudder Pacific Opportunities Fund and other mutual funds with similar investment objectives; (b) the terms and conditions of the Reorganization and whether the Reorganization would result in the dilu-tion of shareholder interests; (c) the compatibility of the Funds' investment objectives, policies, restrictions and portfolios; (d) the service features available to shareholders of each Fund; (e) prospects for Scudder Pacific Op-portunities Fund to attract additional assets; and (f) the investment perfor-mance of each Fund.

    As part of their analysis, the Trustees considered direct and indirect costs to shareholders including: (a) the direct costs of the Reorganization to be borne by existing shareholders; (b) the potential costs of any necessary rebalancing of the Fund's portfolio; and (c) the potential tax consequences to shareholders as a result of differences in the Funds' realized or unrealized capital gains or losses and capital loss carry-forwards.

    Costs. The anticipated costs of the Reorganization allocable to the Fund are $39,129, which includes board meeting fees, legal, accounting and other consultant fees, and proxy solicitation costs. Class A shares of the Fund will pay $17,962, which represents 100% of the estimated costs allocable to such class. Class B and Class C shares will pay a portion of their allocable costs of the Reorganization ($10,176 out of $17,276 (58.9%) for Class B shares and $2,429 out of $3,891 (62.4%) for Class C shares). ZSI is bearing the remaining costs, including any cost overruns (except that Scudder Pacific Opportunities Fund is bearing the SEC registration fees which are estimated to be $4,129).

    The estimated costs of the Reorganization borne by the Fund have been expensed, resulting in a reduction of net asset value per share of $0.0080, $0.0074 and $0.0089 for Class A, Class B and Class C shares, respectively. Management of the Fund expects that reduced operating expenses resulting from the Reorganization should allow for recovery of the allocated costs of the Re-organization within six months after the Closing.

    Potential Tax Consequences. Although the Reorganization will be achieved on a federally tax-free basis (see "The Proposed Transaction -- Federal Income Tax Consequences"), there are differences in the Funds' unrealized gains or losses, tax loss carryovers and portfolio turnover rates which may affect the timing and amount of any future capital gain distributions paid to sharehold-ers.

                                       12/31/00                 Fiscal
                                      Unrealized              Year Loss
                                      Gain (Loss)             Carryovers Fiscal Year
                          12/31/00      as % of   Fiscal Year  as % of    Portfolio
                         Unrealized    12/31/00      Loss      12/31/00   Turnover
                         Gain (Loss)  Net Assets  Carryovers  Net Assets    Rate
                         -----------  ----------- ----------- ---------- -----------
Fund.................... $(2,578,679)   (16.7%)   $ 3,174,000   20.5%       169%
Scudder Pacific
 Opportunities Fund..... $(7,257,207)    (7.7%)   $32,718,000   34.7%       134%

    Scudder Pacific Opportunities Fund has a net tax-basis capital loss carry-over of $32,718,000 carrying forward into its current fiscal year ending Octo-ber 31, 2001. This carryover expires $32,650,000 in 2006, and $68,000 in 2007.
The Fund has a net tax-basis capital loss carryover of $3,174,000 carrying forward into its current fiscal year ending on May 29, 2001, the proposed date of the Closing. This carryover expires in 2006.

    After the Reorganization, the Fund's capital loss carryovers will be available to Scudder Pacific Opportunities Fund to offset its capital gains, although the amount of these losses which may offset Scudder Pacific Opportu-nities Fund's capital gains in any given year may be limited. As a result of this limitation, it is possible that Scudder Pacific Opportunities Fund may not be able to use these losses as rapidly as the Fund might have, and part or all of these losses may not be useable at all. The ability of Scudder Pacific Opportunities Fund or the Fund to absorb losses in the future depends on a va-riety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. Net capital losses of regulated investment companies generally expire at the end of the eighth tax-able year after they arise, if not previously absorbed by that time; there-fore, it is possible that some or all of the these losses will expire unused. In addition, the benefits of any capital loss carryovers currently are avail-able only to the shareholders of each fund respectively. After the Reorganiza-tion, however, these benefits will inure to all the shareholders of Scudder Pacific Opportunities Fund.

    The Trustees of the Fund considered the possibility that shareholders of the Fund in taxable accounts could incur indirect costs as a result of future capital gain distributions or the loss of current tax loss carryovers (share-holders in tax deferred retirement accounts are not affected). They concluded that such future tax consequences are not quantifiable or predictable due to uncertainties as to the amount of any actual future realization of capital gains or losses in view of future changes in portfolio values, and the differ-ing consequences of future capital gain distributions to each shareholder whose tax liability (if any) is determined by the net effect of a multitude of considerations that are individual to that shareholder. Shareholders should, however, review their own tax situation to determine what potential effect, if any, the tax differences shown above may have on them.

    The Trustees also gave extensive consideration to possible economies of scale that might be realized by ZSI in connection with the Reorganization, as well as the other fund combinations included in ZSI's restructuring proposal.

    Based on all the foregoing, the Board concluded that the Fund's participa-tion in the Reorganization would be in the best interests of the Fund and would not dilute the interests of the Fund's shareholders. The Board of Trust-ees, including the Independent Trustees, unanimously recommends that share-holders of the Fund approve the Reorganization.

Description of the Securities to Be Issued

    Scudder Pacific Opportunities Fund is a series of the Acquiring Corpora-tion, a corporation organized under the laws of the state of Maryland on June 23, 1975. The Acquiring Corporation's authorized capital consists of approxi-mately 2.25 billion shares of capital stock, par value $0.01 per share, 320 million shares of which are allocated to Scudder Pacific Opportunities Fund. The Directors of the Acquiring Corporation are authorized to divide the shares of the Acquiring Corporation into separate series. Scudder Pacific Opportuni-ties Fund is one of five series of the Acquiring Corporation. The Directors of the Acquiring Corporation are also authorized to further divide the shares of the series of the Acquiring Corporation into classes. The shares of Scudder Pacific Opportunities Fund are currently divided into five classes: Class AARP, Class S, Class A, Class B and Class C. Although shareholders of differ-ent classes of a series have an interest in the same portfolio of assets, shareholders of different classes bear different expense levels because dis-tribution costs and certain other expenses approved by the Directors of the Acquiring Corporation are borne directly by the class incurring such expenses.

    Each share of each class of Scudder Pacific Opportunities Fund represents an interest in Scudder Pacific Opportunities Fund that is equal to and propor-tionate with each other share of that class of Scudder Pacific Opportunities Fund. Scudder Pacific Opportunities Fund shareholders are entitled to one vote per share held on matters on which they are entitled to vote. In the areas of shareholder voting and the powers and conduct of the Trustees/Directors, there are no material differences between the rights of shareholders of the Fund and the rights of shareholders of Scudder Pacific Opportunities Fund, other than as described above in "Other Differences Between the Funds -- Charter Documents."

    The Acquiring Corporation is organized in Maryland, while the Fund is es-tablished in Massachusetts. Under Massachusetts law, shareholders of a trust such as the Fund may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Fund's Declaration of Trust contains a disclaimer of liability and provides for indemnification out of the Fund property of any shareholder held personally liable for the claims and li-abilities to which a shareholder may become subject by reason of being or hav-ing been a shareholder. Thus, the risk of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obliga-tions. The Acquiring Corporation does not provide such a disclaimer of liabil-ity or indemnification to its shareholders, because Maryland law generally does not impose such liability on shareholders.

Federal Income Tax Consequences

    The Reorganization is conditioned upon the receipt by each Fund of an opinion from Willkie Farr & Gallagher substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for fed-eral income tax purposes: (i) the transfer to Scudder Pacific Opportunities Fund of all or substantially all of the assets of the Fund in exchange solely for Class A, Class B and Class C shares and the assumption by Scudder Pacific Op-portunities Fund of all of the liabilities of the Fund, followed by the dis-tribution of such shares to the Fund's shareholders in exchange for their shares of the Fund in complete liquidation of the Fund, will constitute a "re-organization" within the meaning of Section 368(a)(1) of the Code, and Scudder Pacific Opportunities Fund and the Fund will each be "a party to a reorganiza-tion" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Fund upon the transfer of all or substantially all of its assets to Scudder Pacific Opportunities Fund in exchange solely for Class A, Class B and Class C shares and the assumption by Scudder Pacific Op-portunities Fund of all of the liabilities of the Fund or upon the distribu-tion of the Class A, Class B and Class C shares to shareholders of the Fund in exchange for their shares of the Fund; (iii) the basis of the assets of the Fund in the hands of Scudder Pacific Opportunities Fund will be the same as the basis of such assets of the Fund immediately prior to the transfer; (iv) the holding period of the assets of the Fund in the hands of Scudder Pacific Opportunities Fund will include the period during which such assets were held by the Fund; (v) no gain or loss will be recognized by Scudder Pacific Oppor-tunities Fund upon the receipt of the assets of the Fund in exchange for Class A, Class B and Class C shares and the assumption by Scudder Pacific Opportuni-ties Fund of all of the liabilities of the Fund; (vi) no gain or loss will be recognized by the shareholders of the Fund upon the receipt of the Class A, Class B and Class C shares solely in exchange for their shares of the Fund as part of the transaction; (vii) the basis of the Class A, Class B and Class C shares received by each shareholder of the Fund will be the same as the basis of the shares of the Fund exchanged therefor; and (viii) the holding period of Class A, Class B and Class C shares received by each shareholder of the Fund will include the holding period during which the shares of the Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Fund were held as capital assets in the hands of such shareholder of the Fund.

    After the Closing, Scudder Pacific Opportunities Fund may dispose of cer-tain securities received by it from the Fund in connection with the Reorgani-zation, which may result in transaction costs and capital gains.

    While the Fund is not aware of any adverse state or local tax consequences of the proposed Reorganization, it has not requested any ruling or opinion with respect to such consequences and shareholders may wish to consult their own tax adviser with respect to such matters.

Legal Matters

    Certain legal matters concerning the federal income tax consequences of the Reorganization will be passed on by Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019. Certain legal matters concerning the issu-ance of shares of Scudder Pacific Opportunities Fund will be passed on by Dechert, Ten Post Office Square-South, Boston, Massachusetts 02109.

Capitalization

 The following table shows on an unaudited basis the capitalization of the Fund and Scudder Pacific Opportunities Fund as of September 30, 2000 and on a pro forma basis as of that date, giving effect to the Reorganization(/1/):

                                        Scudder
                                        Pacific                        Scudder Pacific
                                     Opportunities  Pro Forma       Opportunities Fund --
                            Fund         Fund      Adjustments       Pro Forma Combined
                         ----------- ------------- -----------      ---------------------
Net Assets
Class S Shares..........             $118,062,447                       $118,062,447
Class A Shares.......... $12,067,031                $ (17,962)(/3/)     $ 12,049,069
Class B Shares.......... $ 7,738,552                $ (10,176)(/3/)     $  7,728,376
Class C Shares.......... $ 1,302,215                $  (2,429)(/3/)     $  1,299,786
                                                                        ------------
Total Net Assets........                                                $139,139,678(/2/)
                                                                        ============

Shares Outstanding
Class S Shares..........               10,510,196                         10,510,196
Class A Shares..........   2,000,180                 (927,244)             1,072,936
Class B Shares..........   1,312,041                 (623,851)               688,190
Class C Shares..........     223,360                 (107,618)               115,742

                                  Scudder
                                  Pacific                   Scudder Pacific
                               Opportunities  Pro Forma  Opportunities Fund --
                         Fund      Fund      Adjustments  Pro Forma Combined
                         ----- ------------- ----------- ---------------------
Net Asset Value per
Share
Class S Shares..........          $11.23                        $11.23
Class A Shares.......... $6.03                                  $11.23
Class B Shares.......... $5.90                                  $11.23
Class C Shares.......... $5.83                                  $11.23

----
(/1/)Assumes the Reorganization had been consummated on September 30, 2000, and is for informational purposes only. No assurance can be given as to how many shares of Scudder Pacific Opportunities Fund will be received by the shareholders of the Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of Scudder Pacific Opportunities Fund that actually will be re-ceived on or after such date.
(/2/)Scudder Pacific Opportunities Fund -- Pro Forma Combined net assets do not reflect expense reductions that would result from the implementation of Scudder Pacific Opportunities Fund's Administration Agreement and the Fund's lower investment management agreement for an entire year.
(/3/)Represents one-time proxy, legal, accounting and other costs of the Reor-ganization to be borne by the Fund.

The Board of Trustees unanimously recommends that the shareholders of the Fund vote in favor of this Proposal 2.

PROPOSAL 3: RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT AUDITORS

    The Board of Trustees, including all of the Independent Trustees, has se-lected Ernst & Young LLP ("E&Y") to act as independent auditors of the Fund for the Fund's current fiscal year and recommends that shareholders ratify such selection. However, if the Plan is approved, as described under Proposal 2, PricewaterhouseCoopers LLP will serve as the independent auditors for the combined fund. One or more representatives of E&Y are expected to be present at the Meeting and will have an opportunity to make a statement if they so de-sire. Such representatives are expected to be available to respond to appro-priate questions posed by shareholders or management.

    The following table shows fees paid to E&Y during the Fund's most recent fiscal year. The information in the column "Audit Fees" shows the amounts paid to E&Y for the audit and review of financial statements of the Fund. The in-formation in the columns "Financial Information Systems Design and Implementa-tion Fees" and "All Other Fees" shows the aggregate amounts paid to E&Y by the Fund, ZSI and all entities controlling, controlled by, or under common control with ZSI that provide services to the Fund. The Audit Committee of the Board has generally considered whether E&Y's receipt of non-audit fees from the Fund, ZSI and all entities controlling, controlled by, or under common control with ZSI that provide services to the Fund is compatible with maintaining E&Y's independence.

                             Financial Information
                              Systems Design and
        Audit Fees            Implementation Fees                  All Other Fees(/1/)
        ----------           ---------------------                 -------------------
         $25,400                       --                                $1,500

-----------
(/1/)In addition to the amount shown in the table for the Fund, E&Y received an aggregate amount of $2,785,000, which includes $787,000 for services performed on behalf of the Fund and other ZSI-advised funds and $1,998,000 for services performed for ZSI and other related entities that provide support for the operations of the funds.

  The Board of Trustees unanimously recommends that shareholders of the Fund vote in favor of this Proposal 3.

                            ADDITIONAL INFORMATION

Information about the Funds

    Additional information about the Acquiring Corporation and the Acquired Trust, the Funds and the Reorganization has been filed with the SEC. The in-formation regarding the Acquired Trust and the Fund may be obtained without charge by writing to Kemper Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 or by calling 1-800-621-1048. The information regard-ing the Acquiring Corporation and Scudder Pacific Opportunities Fund may be obtained without charge by writing to Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103 or by calling 1-800-728-3337.

    The Acquiring Corporation and the Acquired Trust are subject to the infor-mational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports, proxy material and other information about each of the Funds with the SEC. Such reports, proxy material and other information filed by the Acquiring Corporation, and those filed by the Acquired Trust, can be inspected and copied at the Public Refer-ence Room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the following SEC Regional Offices: Northeast Regional Office, 7 World Trade Center, Suite 1300, New York, NY 10048; Southeast Regional Office, 1401 Brickell Avenue, Suite 200, Miami, FL 33131; Midwest Regional Office, Citicorp Center, 500 W. Madison Street, Chicago, IL 60661-2511; Central Re-gional Office, 1801 California Street, Suite 4800, Denver, CO 80202-2648; and Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036-3648. Copies of such material can also be obtained from the Public Ref-erence Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. The SEC maintains an Internet World Wide Web site (at http://www.sec.gov) which contains the prospectuses and statements of addi-tional information for the Funds, materials that are incorporated by reference into the prospectuses and statements of additional information, and other in-formation about the Acquiring Corporation, the Acquired Trust and the Funds.

General

    Proxy Solicitation. Proxy solicitation costs will be considered Reorgani-zation expenses and will be allocated accordingly. See "The Proposed Transac-tion -- Board Approval of the Proposed Transaction." In addition to solicita-tion by mail, certain officers and representatives of the Fund, officers and employees of ZSI and certain financial services firms and their representa-tives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

    Any shareholder of the Fund giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, c/o Zurich Scudder Investments, Inc., at the address for the Fund shown at the beginning of this Proxy Statement/Prospectus) or in person at the Meet-ing, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each Proposal.

    The presence at any shareholders' meeting, in person or by proxy, of the holders of at least 30% of the shares of the Fund entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of busi-ness. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accor-dance with applicable law to permit further solicitation of proxies with re-spect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those prox-ies to be voted against that Proposal. For purposes of determining the pres-ence of a quorum for transacting business at the Meeting, abstentions and bro-ker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

    The election of the Trustees under Proposal 1 requires the affirmative vote of a plurality of the shares of the Fund voting on such election (i.e., the twelve nominees receiving the greatest number of votes will be elected). Approval of Proposal 2 requires the affirmative vote of the holders of a ma-jority of the Fund's shares outstanding and entitled to vote thereon. Approval of Proposal 3 requires the affirmative vote of a majority of the shares of the Fund voting at the Meeting. Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, Proposals 1 and 3, and will have the effect of a "no" vote on Proposal 2.

    Holders of record of the shares of the Fund at the close of business on March 5, 2001 will be entitled to one vote per share on all business of the Meeting. As of February 5, 2001, there were 1,767,463 Class A shares, 1,192,020 Class B shares and 195,476 Class C shares of the Fund outstanding.

    As of December 31, 2000, the officers and Directors of the Acquiring Cor-poration as a group owned beneficially less than 1% of the outstanding shares of Scudder Pacific Opportunities Fund. Appendix 2 hereto sets forth the bene-ficial owners of more than 5% of each class of each Fund's shares. To the best of the Acquired Trust's and the Acquiring Corporation's knowledge, as of December 31, 2000, no person owned beneficially more than 5% of any class of either Fund's outstanding shares, except as stated on Appendix 2.

    Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies, at an estimated cost of $1,415.08. As the Meeting date approaches, certain shareholders of the Fund may receive a tele-phone call from a representative of SCC if their votes have not yet been re-ceived. Authorization to permit SCC to execute proxies may be obtained by tel-ephonic or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Trustees believe that these proce-dures are reasonably designed to ensure that both the identity of the share-holder casting the vote and the voting instructions of the shareholder are ac-curately determined.

    In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name and address, or the last four digits of the shareholder's social security or employer identification number, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the SCC representative is required to ask for the person's title and confirma-tion that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the Proposals on the proxy card(s), and ask for the shareholder's instructions on the Proposals. Although the SCC representative is permitted to answer ques-tions about the process, he or she is not permitted to recommend to the share-holder how to vote, other than to read any recommendation set forth in the Proxy Statement/Prospectus. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

    Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposals. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirm-ing their instructions upon request.

    If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still sub-mit the proxy card(s) originally sent with the Proxy Statement/Prospectus or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may contact SCC toll-free at 1-800-605-1203. Any proxy given by a shareholder is revocable until voted at the Meeting.

    Shareholder Proposals for Subsequent Meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Acquired Trust, c/o Zurich Scudder Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, within a reasonable time be-fore the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

    Other Matters to Come Before the Meeting. The Board is not aware of any matters that will be presented for action at the Meeting other than the mat-ters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in ac-cordance with their best judgment in the interest of the Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) (OR TAKE ADVANTAGE OF AVAILABLE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Board,

/s/ Maureen E. Kane

Maureen E. Kane
Secretary

                        INDEX OF EXHIBITS AND APPENDICES

 EXHIBIT A:  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

 EXHIBIT B:  MANAGEMENT'S DISCUSSION OF SCUDDER PACIFIC OPPORTUNITIES
             FUND'S PERFORMANCE

 APPENDIX 1: TRUSTEE AND NOMINEE SHAREHOLDINGS

 APPENDIX 2: BENEFICIAL OWNERS OF FUND SHARES

                                                                      EXHIBIT A

                 FORM OF AGREEMENT AND PLAN OF REORGANIZATION

    THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of
this [  ] day of [   ], 2001, by and among Scudder International Fund, Inc.
(the "Acquiring Corporation"), a Maryland corporation, on behalf of Scudder Pacific Opportunities Fund (the "Acquiring Fund"), a separate series of the Acquiring Corporation, Kemper Asian Growth Fund (the "Acquired Trust"), a Mas-sachusetts business trust, on behalf of Kemper Asian Growth Fund (the "Ac-quired Fund" and, together with the Acquiring Fund, each a "Fund" and collec-tively the "Funds"), the only active series of the Acquired Trust, and Zurich Scudder Investments, Inc. ("ZSI"), investment adviser to the Funds (for pur-poses of Paragraph 10.2 of the Agreement only). The principal place of busi-ness of the Acquiring Corporation is 345 Park Avenue, New York, New York 10154. The principal place of business of the Acquired Trust is 222 South Riv-erside Plaza, Chicago, Illinois 60606.

    This Agreement is intended to be and is adopted as a plan of reorganiza-tion and liquidation within the meaning of Section 368(a) of the Internal Rev-enue Code of 1986, as amended (the "Code"). The reorganization (the "Reorgani-zation") will consist of the transfer of all or substantially all of the as-sets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B and Class C voting shares of capital stock ($.01 par value per share) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the dis-tribution of the Acquiring Fund Shares to the Class A, Class B and Class C shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

    NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

    1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all or substantially all of the Ac-quired Fund's assets as set forth in section 1.2, and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Acquired Fund that number of full and fractional Class A, Class B and Class C Acquiring Fund Shares deter-mined by dividing the value of the Acquired Fund's assets net of any liabilities of the Acquired Fund with respect to the Class A, Class B and Class C shares of the Acquired Fund, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share of the corre-sponding class, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Acquired Fund, including, but not limited to, any deferred compensation to the Acquired Fund board members. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the "Closing").

    1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund (the "Assets") shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and div-idends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of as-sets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with generally accepted accounting principles ("GAAP") applied consistently with those of the Acquired Fund's most recent audited balance sheet. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other dis-tributions paid pursuant to section 1.4).

    1.3. The Acquired Fund will endeavor to discharge all of its known liabil-ities and obligations prior to the Closing Date as defined in section 3.6.

    1.4. On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (com-puted without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

    1.5. Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of rec-ord with respect to each class of its shares (the "Acquired Fund Sharehold-ers"), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to section 1.1 and will completely liq-uidate. Such distribution and liquidation will be accomplished with respect to each class of the Acquired Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquir-ing

Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Class A, Class B and Class C Acquiring Fund Shares to be so credited to the Class A, Class B and Class C Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of the same class owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B and Class C shares of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with such exchange.

    1.6. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner de-scribed in the Acquiring Fund's then-current prospectus and statement of addi-tional information.

    1.7. Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commis-sion"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

    1.8. All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.  VALUATION

    2.1. The value of the Assets shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") on the business day immediately preceding the Closing Date, as defined in section 3.1 (the "Valua-tion Time") after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Corporation's Charter, as amended, and then-current prospectus or statement of additional information, copies of which have been delivered to the Acquired Fund.

    2.2. The net asset value of a Class A, Class B or Class C Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Time using the valuation procedures referred to in section 2.1. Notwithstanding anything to the contrary contained in this Agree-ment, in the event that, as of the Valuation Time, there are no Class A, Class B and/or Class C Acquiring Fund Shares issued and outstanding, then, for pur-poses of this Agreement, the per share net asset value of a Class A, Class B and/or Class C share, as applicable, shall be equal to the net asset value of one Class S Acquiring Fund Share.

    2.3. The number of Class A, Class B and Class C Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets shall be determined with respect to each such class by dividing the value of the Assets with respect to Class A, Class B and Class C shares of the Acquired Fund, as the case may be, determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share of the same class determined in accor-dance with section 2.2.

    2.4. All computations of value hereunder shall be made by or under the di-rection of each Fund's respective accounting agent, if applicable, in accor-dance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund's respective independent accountants upon the reasonable request of the other Fund.

3.  CLOSING AND CLOSING DATE

    3.1. The Closing of the transactions contemplated by this Agreement shall be May 29, 2001, or such later date as the parties may agree in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, un-less otherwise agreed to by the parties. The Closing shall be held at the of-fices of Dechert, Ten Post Office Square -- South, Boston, Massachusetts 02109, or at such other place and time as the parties may agree.

    3.2. The Acquired Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

    3.3. The Chase Manhattan Bank, custodian for the Acquired Fund, shall de-liver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to Brown Brothers Harriman & Company, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, in-cluding all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfo-lio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund's portfolio securities and instruments deposited with a se-curities depository, as defined in Rule 17f-4 under the 1940 Act, shall be de-livered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire trans-fer of federal funds on the Closing Date.

    3.4. State Street Bank and Trust Company ("State Street"), as transfer agent for the Acquired Fund, on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the num-ber and percentage ownership (to three decimal places) of outstanding Class A, Class B and Class C Acquired Fund shares owned by each such shareholder imme-diately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Clos-ing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certifi-cates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agree-ment.

    3.5. In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquir-ing Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Ex-change or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Class A, Class B and Class C shares of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

    3.6. The liabilities of the Acquired Fund shall include all of the Ac-quired Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement including but not limited to any deferred compensation to the Acquired Fund's board members.

4.  REPRESENTATIONS AND WARRANTIES

    4.1. The Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

      (a) The Acquired Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly orga-nized and validly existing under the laws of The Commonwealth of Massachu-setts with power under the Acquired Trust's Declaration of Trust, as amended, to own all of its properties and assets and to carry on its busi-ness as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund, the only active series of the Acquired Trust, is duly designated in accordance with the applicable provisions of the Acquired Trust's Declaration of Trust. The Acquired Trust and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have material adverse effect on the Acquired Trust or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

      (b) The Acquired Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registra-tion is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

      (c) No consent, approval, authorization, or order of any court or gov-ernmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the "1933 Act"), the Securi-ties Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and such as may be required by state securities laws;

      (d) Other than with respect to contracts entered into in connection with the portfolio management of the Acquired Fund which shall terminate on or prior to the Closing Date, the Acquired Trust is not, and the execu-tion, delivery and performance of this Agreement by the Acquired Trust will not result (i) in violation of Massachusetts law or of the Acquired Trust's Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, in-denture, instrument, contract, lease or other undertaking to which the Ac-quired Fund is a party or by which it is bound, and the execution, deliv-ery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, un-der any agreement, indenture, instrument, contract, lease, judgment or de-cree to which the Acquired Fund is a party or by which it is bound, or
  (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

      (e) No material litigation or administrative proceeding or investiga-tion of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

      (f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended November 30, 1999, have been audited by Ernst & Young LLP, independent auditors, and are in accor-dance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabili-ties of the Acquired Fund required to be reflected on a balance sheet (in-cluding the notes thereto) in accordance with GAAP as of such date not disclosed therein;

      (g) Since November 30, 1999, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Ac-quired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the re-demption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

      (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

      (i) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment com-pany and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net cap-ital gain (as defined in the Code) that has accrued through the Closing Date;

      (j) All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in com-pliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter's rights (recogniz-ing that, under Massachusetts law, Acquired Fund Shareholders, under cer-tain circumstances, could be held personally liable for obligations of the Acquired Fund), and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of State Street, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

      (k) At the Closing Date, the Acquired Fund will have good and market-able title to the Acquired Fund's assets to be transferred to the Acquir-ing Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Ac-quiring Fund has received notice and necessary documentation at or prior to the Closing;

      (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary ac-tion on the part of the Board members of the Acquired Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement consti-tutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorgani-zation, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

      (m) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securi-ties Dealers, Inc. (the "NASD")), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

      (n) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable re-quirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the cir-cumstances under which they were made, not materially misleading; and

      (o) The proxy statement of the Acquired Fund to be included in the Registration Statement referred to in section 5.7 (the "Proxy Statement"), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all ma-terial respects with the provisions and Regulations of the 1933 Act, 1934 Act and 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the cir-cumstances under which such statements are made, not materially mislead-ing; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in con-formity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

    4.2. The Acquiring Corporation, on behalf of the Acquiring Fund, repre-sents and warrants to the Acquired Fund as follows:

      (a) The Acquiring Corporation is a corporation duly organized and val-idly existing under the laws of the State of Maryland with power under the Acquiring Corporation's Charter, as amended, to own all of its proper-ties and assets and to carry on its business as it is now being conducted and, subject to the approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Corporation duly designated in accordance with the applicable provisions of the Acquiring Corporation's Charter. The Acquiring Corpora-tion and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have material adverse effect on the Acquiring Corporation or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being con-ducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

      (b) The Acquiring Corporation is registered with the Commission as an open-end management investment company under the 1940 Act, and such regis-tration is in full force and effect and the Acquiring Fund is in compli-ance in all material respects with the 1940 Act and the rules and regula-tions thereunder;

      (c) No consent, approval, authorization, or order of any court or gov-ernmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be re-quired by state securities laws;

      (d) The Acquiring Corporation is not, and the execution, delivery and performance of this Agreement by the Acquiring Corporation will not result
  (i) in violation of Maryland law or of the Acquiring Corporation's Char-ter, as amended, or By-Laws, (ii) in a violation or breach of, or consti-tute a default under, any material agreement, indenture, instrument, con-tract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

      (e) No material litigation or administrative proceeding or investiga-tion of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materi-ally and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmen-tal body which materially and adversely affects its business or its abil-ity to consummate the transactions herein contemplated;

      (f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended October 31, 1999, have been audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known con-tingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

      (g) Since October 31, 1999, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquir-ing Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the re-demption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

      (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and re-ports shall have been paid or provision shall have been made for the pay-ment thereof, and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

      (i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regu-lated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

      (j) All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in com-pliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter's rights. The Ac-quiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares;

      (k) The Acquiring Fund Shares to be issued and delivered to the Ac-quired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly is-sued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable;

      (l) At the Closing Date, the Acquiring Fund will have good and market-able title to the Acquiring Fund's assets, free of any liens or other en-cumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

      (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary ac-tion on the part of the Board members of the Acquiring Corporation (in-cluding the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Corporation, on behalf of the Acquiring Fund, enforceable in ac-cordance with its terms, subject, as to enforcement, to bankruptcy, insol-vency, fraudulent transfer, reorganization, moratorium and other laws re-lating to or affecting creditors' rights and to general equity principles;

      (n) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material re-spects with federal securities and other laws and regulations applicable thereto;

      (o) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable re-quirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the cir-cumstances under which they were made, not materially misleading;

      (p) The Proxy Statement to be included in the Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and Regulations of the 1933 Act, 1934 Act, and 1940 Act and (ii) not contain any untrue statement of a ma-terial fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provid-ed, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with infor-mation that was furnished or should have been furnished by the Acquired Fund for use therein; and

      (q) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to con-tinue its operations after the Closing Date.

5.  COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

    5.1. The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will in-clude (i) the declaration and payment of customary dividends and other distri-butions and (ii) such changes as are contemplated by the Funds' normal opera-tions; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date. No party shall take any action that would, or reasonably would be expected to, result in any of its representa-tions and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Fund and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Acquired Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund's port-folio, the resulting portfolio will meet the Acquiring Fund's investment ob-jective, policies and restrictions, as set forth in the Acquiring Fund's Pro-spectus, a copy of which has been delivered to the Acquired Fund.

    5.2. Upon reasonable notice, the Acquiring Fund's officers and agents shall have reasonable access to the Acquired Fund's books and records neces-sary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

    5.3. The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than May 15, 2001.

    5.4. The Acquired Fund covenants that the Acquiring Fund Shares to be is-sued hereunder are not being acquired for the purpose of making any distribu-tion thereof other than in accordance with the terms of this Agreement.

    5.5. The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concern-ing the beneficial ownership of the Acquired Fund shares.

    5.6. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

    5.7. Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the "Regis-tration Statement") in connection with the meeting of the Acquired Fund Share-holders to consider approval of this Agreement and the transactions contem-plated herein. The Acquiring Fund will file the Registration Statement, in-cluding the Proxy Statement, with the Commission. The Acquired Fund will pro-vide the Acquiring Fund with information reasonably necessary for the prepara-tion of a prospectus, which will include the Proxy Statement referred to in section 4.1(o), all to be included in the Registration Statement, in compli-ance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

    5.8. The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Ac-quiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

    5.9. The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contem-plated herein; provided, however, that the Acquiring Fund may take such ac-tions it reasonably deems advisable after the Closing Date as circumstances change.

    5.10. The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, re-leases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in or-der to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume the liabilities from the Acquired Fund.

    5.11. As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

    5.12. The Acquiring Fund and the Acquired Fund shall each use its reason-able best efforts to fulfill or obtain the fulfillment of the conditions pre-cedent to effect the transactions contemplated by this Agreement as promptly as practicable.

    5.13. The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquiring Corporation, the Acquired Trust, the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, with-out limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorga-nization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Corporation, the Acquired Trust, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher to render the tax opinion contemplated herein in section 8.5.

    5.14. At or immediately prior to the Closing, the Acquired Fund may de-clare and pay to its stockholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (com-puted without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

    The obligations of the Acquired Fund to consummate the transactions pro-vided for herein shall be subject, at its election, to the performance by the

Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

    6.1. All representations and warranties of the Acquiring Corporation, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Clos-ing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their af-filiates) against the Acquiring Fund or its investment adviser(s), Board mem-bers or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

    6.2. The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquired Trust, on behalf of the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be af-fected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

    6.3. The Acquired Fund shall have received on the Closing Date an opinion of Dechert, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

      (a) The Acquiring Corporation has been duly formed and is an existing corporation; (b) the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Fund's registration statement under the 1940 Act; (c) the Agree-ment has been duly authorized, executed and delivered by the Acquiring Corporation, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Corporation, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bank-ruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Ac-quiring Fund Shares pursuant to the Agreement will not, violate the Ac-quiring Corporation's Charter, as amended, or By-laws; and (e) to the knowledge of such counsel, and without any independent investigation, (i) the Acquiring Corporation is not subject to any litigation or other pro-ceedings that might have a materially adverse effect on the operations of the

  Acquiring Corporation, (ii) the Acquiring Corporation is duly registered as an investment company with the Commission and is not subject to any stop order; and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of the State of Maryland for the exchange of the Acquired Fund's assets for Acquiring Fund Shares, pur-suant to the Agreement have been obtained or made.

    The delivery of such opinion is conditioned upon receipt by Dechert of customary representations it shall reasonably request of each of the Acquiring Corporation and the Acquired Trust.

    6.4. The Acquiring Fund shall have performed all of the covenants and com-plied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

    6.5. The Acquiring Fund shall have (i) adopted a new investment management agreement and (ii) entered into an administrative services agreement with ZSI, each in a form reasonably satisfactory to the Acquired Fund.

7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

    The obligations of the Acquiring Fund to consummate the transactions pro-vided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further condi-tions:

    7.1. All representations and warranties of the Acquired Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be af-fected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any per-son (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser(s), Board members or offi-cers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litiga-tion.

    7.2. The Acquired Fund shall have delivered to the Acquiring Fund a state-ment of the Acquired Fund's assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Fund.

    7.3. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquiring Corporation, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

    7.4. The Acquiring Fund shall have received on the Closing Date an opinion of Dechert, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

      (a) The Acquired Trust has been duly formed and is an existing busi-ness trust; (b) the Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Trust's registration statement under the 1940 Act; (c) the Agree-ment has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolven-cy, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust's Declaration of Trust, as amended, or By-laws; and (e) to the knowledge of such counsel, and without any independent investigation, (i) the Acquired Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired Trust,
  (ii) the Acquired Trust is duly registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regula-tory consents, authorizations, approvals or filings required to be ob-tained or made by the Acquired Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Acquired Fund's assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

    The delivery of such opinion is conditioned upon receipt by Dechert of customary representations it shall reasonably request of each of the Acquiring Corporation and the Acquired Trust.

    7.5. The Acquired Fund shall have performed all of the covenants and com-plied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

    If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consum-mate the transactions contemplated by this Agreement:

    8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Trust's Declaration of Trust, as amended, and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such ap-proval shall have been delivered to the Acquiring Fund. Notwithstanding any-thing herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1.

    8.2. On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contem-plated herein.

    8.3. All consents of other parties and all other consents, orders and per-mits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all mate-rial respects, of the transactions contemplated hereby shall have been ob-tained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

    8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threat-ened or contemplated under the 1933 Act.

    8.5. The parties shall have received an opinion of Willkie Farr & Gallagher addressed to each of the Acquiring Fund and the Acquired Fund, in a form reasonably satisfactory to each such party to this Agreement, sub-stantially to the effect that, based upon certain facts, assumptions and rep-resentations of the parties, for federal income tax purposes: (i) the transfer to the Acquiring Fund of all or substantially all of the assets of the Ac-quired Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribu-tion of such shares to the Acquired Fund Shareholders in exchange for their shares of the Acquired Fund in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquired Fund upon the transfer of all or substantially all of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (iii) the basis of the assets of the Ac-quired Fund in the hands of the Acquiring Fund will be the same as the basis of such assets of the Acquired Fund immediately prior to the transfer; (iv) the holding period of the assets of the Acquired Fund in the hands of the Ac-quiring Fund will include the period during which such assets were held by the Acquired Fund; (v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (vi) no gain or loss will be recognized by Acquired Fund Shareholders upon the receipt of the Acquiring Fund Shares solely in exchange for their shares of the Acquired Fund as part of the transaction; (vii) the basis of the Acquiring Fund Shares received by Acquired Fund Shareholders will be the same as the basis of the shares of the Acquired Fund exchanged there-for; and (viii) the holding period of Acquiring Fund Shares received by Ac-quired Fund Shareholders will include the holding period during which the shares of the Acquired Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Acquired Fund were held as capital as-sets in the hands of Acquired Fund Shareholders. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher of representations it shall request of each of the Acquiring Corporation and Acquired Trust. Not-withstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

9. INDEMNIFICATION

    9.1. The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (includ-ing, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agree-ment.

    9.2. The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (includ-ing, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agree-ment.

10. FEES AND EXPENSES

    10.1. Each of the Acquiring Corporation, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, represents and war-rants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

    10.2. ZSI will bear all the expenses associated with the Reorganization, except that Class A shares of the Acquired Fund will bear $17,962, Class B shares of the Acquired Fund will bear $10,176, Class C shares of the Acquired Fund will bear $2,429 and the Acquiring Fund will bear all SEC registration fees (which are currently estimated to be $4,129). Any such expenses which are so borne by ZSI will be solely and directly related to the Reorganization within the meaning of Revenue Ruling 73-54, 1973-1 C.B. 187. Acquired Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

    11.1. The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

    11.2. Except as specified in the next sentence set forth in this section 11.2, the representations, warranties and covenants contained in this Agree-ment or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquiring Fund and Acquired Fund in sections 9.1 and 9.2 shall survive the Closing.

12. TERMINATION

    12.1. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the par-ties, or (ii) by either party if the Closing shall not have occurred on or before August 1, 2001, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and inten-tional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no lia-bility hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresenta-tion, as to each of which all remedies at law or in equity of the party ad-versely affected shall survive.

13. AMENDMENTS

    This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Ac-quired Fund and any authorized officer of the Acquiring Fund; provided, howev-er, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further ap-proval.

14. NOTICES

    Any notice, report, statement or demand required or permitted by any pro-visions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid regis-tered or certified mail, return receipt requested, addressed to the Acquired Fund, 222 South Riverside Plaza, Chicago, Illinois 60606, with a copy to Dechert, Ten Post Office Square -- South, Boston, Massachusetts 02109-4603,
Attention: Joseph R. Fleming, Esq., or to the Acquiring Fund, 345 Park Avenue, New York, New York 10154, with a copy to Dechert, Ten Post Office Square -- South, Boston, Massachusetts 02109-4603, Attention: Joseph R. Fleming, Esq., or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15. HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

    15.1. The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or inter-pretation of this Agreement.

    15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

    15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any per-son, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

    15.4. References in this Agreement to the Acquired Trust mean and refer to the Board members of the Acquired Trust from time to time serving under its Declaration of Trust on file with the Secretary of State of The Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which the Acquired Trust conducts its business. It is expressly agreed that the obligations of the Acquired Trust hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Acquired Trust or the Acquired Fund personally, but bind only the re-spective property of the Acquired Fund, as provided in the Acquired Trust's Declaration of Trust. Moreover, no series of the Acquired Trust other than the Acquired Fund shall be responsible for the obligations of the Acquired Trust hereunder, and all persons shall look only to the assets of the Acquired Fund to satisfy the obligations of the Acquired Trust hereunder. The execution and the delivery of this Agreement have been authorized by the Acquired Trust's Board members, on behalf of the Acquired Fund, and this Agreement has been signed by authorized officers of the Acquired Fund acting as such, and neither such authorization by such Board members, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquired Fund, as provided in the Acquired Trust's Declaration of Trust.

    Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warran-ties of that Fund only (the "Obligated Fund"), and in no event shall any other series of the Acquiring Corporation or the Acquired Trust or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

    15.5. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

    IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and at-tested by its Secretary or Assistant Secretary.

Attest:                                 SCUDDER INTERNATIONAL FUND, INC. on
                                        behalf of Scudder Pacific
                                        Opportunities Fund



--------------------------------------  ---------------------------------------
Secretary                               By:
                                        Its:

Attest:                                 KEMPER ASIAN GROWTH FUND



--------------------------------------  ---------------------------------------
Secretary                               By:
                                        Its:

AGREED TO AND ACKNOWLEDGED ONLY WITH
RESPECT TO PARAGRAPH 10.2 HERETO

ZURICH SCUDDER INVESTMENTS, INC.



--------------------------------------
By:
Its:

                                                                      Exhibit B+
Management's Discussion of Acquiring Fund's Performance

Performance Update
--------------------------------------------------------------------------------
                                                                October 31, 2000

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                                          MSCI All
                  Scudder Pacific         Country Asia
                  Opportunities Fund --   Free Index
                  Class S                 (excluding Japan)*

         12/92**      10000                    10000
           '93        13542                    16472
           '94        14757                    19062
           '95        13174                    17131
           '96        13538                    18525
           '97         9677                    12871
           '98         7340                     9647
           '99        10312                    14805
           '00         8853                    11826

                     Yearly periods ended October 31

--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                             Total Return
                               Growth of                               Average
Period ended 10/31/2000         $10,000             Cumulative          Annual
--------------------------------------------------------------------------------
Scudder Pacific Opportunities Fund-- Class S
--------------------------------------------------------------------------------
1 year                         $   8,580              -14.20%           -14.20%
--------------------------------------------------------------------------------
5 year                         $   6,720              -32.80%            -7.64%
--------------------------------------------------------------------------------
Life of Fund**                 $   8,831              -11.69%            -1.56%
--------------------------------------------------------------------------------
MSCI All Country Asia Free Index (excluding Japan)*
--------------------------------------------------------------------------------
1 year                         $   7,988              -20.12%           -20.12%
--------------------------------------------------------------------------------
5 year                         $   6,903              -30.97%            -7.14%
--------------------------------------------------------------------------------
Life of Fund**                 $  11,826               18.26%             2.16%
--------------------------------------------------------------------------------

* The Morgan Stanley Capital International (MSCI) All Country Asia Free Index is an unmanaged capitalization-weighted measure of stock markets in the Pacific Region, excluding Japan. Index returns assume dividends are reinvested and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on December 8, 1992. Index comparisons begin December 31, 1992.

         On October 2, 2000, existing shares of the Fund were redesignated as Class S shares. In addition, the Fund commenced offering Class AARP shares. The total return information provided is for the Fund's Class S shares.

         All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the life of Fund total return for the Fund would have been lower.

+ Class A, Class B and Class C shares of Scudder Pacific Opportunities Fund are newly-created classes and therefore do not have a performance history. Shareholders of Kemper Asian Growth Fund should be aware that the performance discussion and data in Exhibit B have not been adjusted to reflect the impact of the sales charges and distribution fees borne by Class A, Class B and Class C shares of Scudder Pacific Opportunities Fund, which would reduce performance.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                October 31, 2000

We asked Tien-Yu Sieh, lead portfolio manager of Scudder Pacific Opportunities Fund, to discuss the recent market environment and the fund's investment strategy over the twelve-month period ended October 31, 2000.

Q: How did the Asian markets perform during the period?

A: Pacific Basin equities declined during the twelve months ended October 31, 2000 due to extreme weakness in the second half of the period. Negative external factors such as rising oil prices and weakness in the U.S. equity market weighed heavily on stock prices. The Asian markets were further impacted by region-specific difficulties, such as political issues in Taiwan and the decision by Ford Motor Company to withdraw its offer for Daewoo's auto division, a move that raised anxieties over the slowing pace of restructuring in Korea. Additionally, Asian currencies were weak across the board in the face of a strong dollar. Against this backdrop, the net asset value of Scudder Pacific Opportunities Fund -- Class S shares during the period fell 14.20%, a smaller decline than the -20.12% return of its unmanaged benchmark, the MSCI All Country Asia Free, ex-Japan Index. In the second half of the period, the fund lost 27.22%, while its benchmark fell 25.50%.

Q: What were some of the key factors in the fund's underperformance?

A: The largest contributor to the fund's recent underperformance was its overweighting in the technology and telecommunications areas, a position that had contributed positively to performance in the early part of the year. During the course of the third quarter, however, we reevaluated our holdings in these sectors in the face of overwhelming downward pressure on share prices. While we still believe in the superior fundamentals of many of the leading companies in the sector, we are not confident that this will be reflected in the short-term performance of their stock prices. The fund's relative performance was also hurt by its underweighting in value names and stocks that are prominent in the regional indices, both of which benefited from a rotation away from companies in the tech and telecom sectors. We have had relatively little exposure to value names because of their finite growth potential, relatively poor operating characteristics, and weaker competitive positioning.

In the latter part of the period, the fund was hurt by the fact that the markets offering the heaviest representation of companies with the most attractive fundamentals failed to perform. As a result, fund performance was hurt by macroeconomic and political factors such as those affecting Taiwan and Korea. Such issues, which we believe to be unrelated to the basic company-specific fundamentals of the stocks we hold in the portfolio, prevented our bottom-up stock selection approach from having a positive effect. Similarly, we were underweight top-performing markets like Hong Kong, Singapore, and Australia, which we felt were largely comprised of companies with limited upside potential.

Q: The fund has held a large position in semiconductor stocks, as well as plays on the boom in wireless communication. How did these holdings affect performance?

A: The decline in these areas was a key factor in the fund's underperformance. Believing that the semiconductor industry was still in the middle of an extended growth cycle, we were highly positive on the sector entering the third quarter. We were further intrigued by the fact that valuations of Asian semiconductor companies were dramatically lower than those of their counterparts in other parts of the world. Another sector that we were enthusiastic on was mobile telephony, based on our thesis that the world is on the brink of the dawn of a mobile data revolution. However, our views on these key sectors have since evolved. While valuations remain fundamentally sound -- and in fact have gotten even more attractive in recent months -- we are now taking a more cautious stance. Our primary rationale is that the Asian tech and telecom sectors are still a secondary investment made after global investors have already established positions in the industry leaders in the U.S. and Europe. Although the fundamental outlook for several companies in the sector remains positive, it will be difficult for their values to be recognized by investors as long as volatility in U.S. tech stocks remains high.

Q: How is the fund positioned at present, and what changes have you made in recent months?

A: The fund continues to hold an overweight position in companies with exposure to the recovery of the domestic economy, as well as leading exporters of industrial products and services. As in the second quarter, we reviewed our portfolio composition in considerable detail, undertaking an in-depth analysis of our holdings through on-the-ground meetings with company managements. With few exceptions, we determined that the operating positions of the companies in the fund remained highly positive, and in many cases were ahead of expectations. We therefore made few changes to the portfolio during the period. Further, we resisted adding to positions in these companies (such as Samsung Electronics, SK Telecom, and China Telecom), choosing instead to accumulate a higher cash level in the face of severe market volatility and uncertainty. We continued to add to the banking and financial services sectors, however, based on our view that the leading companies had accelerated the overhaul of their operations with the aim of improving efficiency and future returns.

Given our expectation for further volatility, the fund remains defensively positioned. There is currently a dearth of attractive opportunities promising favorable absolute returns. The threat of an imminent slowdown in economic growth, combined with the volatility in oil prices and the weakness of the euro, have made for a more challenging backdrop for almost all business in Asia. As a result, we chose to raise cash levels in recent months, after having held minimal cash throughout the first half of the calendar year.

Q: What is your outlook for the Asian markets?

A: In the short term, we believe that sharp rallies from depressed levels are likely to prove unsustainable. This should limit the upside in many sectors until the larger questions surrounding global growth, oil prices, and currencies have been resolved. Despite these concerns, we remain positive on our medium- to longer-term outlook for Asia. In the past, we have stated our belief that more enlightened management practices will, over time, lead to a higher quality of income, and hence higher valuations and more potent returns to shareholders. These changes, in turn, should have a positive impact on macroeconomic fundamentals by providing a stronger base for growth and overall demand across the region. As consumer confidence grows and corporate earnings increase, we believe that funds will flow into the region and further help its companies build a better foundation for the future. In this way, restructuring and reform has the potential to unleash a virtuous cycle that can benefit Asia for years to come.

In our view, the year 2000 probably marks a watershed in the transition from the explosive rebound phase that followed the crises of 1997-98 to a period of more sustainable growth. Further, the sharp downturn in the Asian markets since the end of the first quarter has effectively lowered valuations to more reasonable levels. We believe this to be especially true in light of the strong operating performance that many of our holdings have demonstrated. Although investors should not expect strong absolute returns in the near term, we will continue to position the fund to benefit from the long-term themes that are emerging in the Pacific Basin.

                                  APPENDIX 1

                       Trustee and Nominee Shareholdings

    Many of the nominees and Trustees own shares of the Fund and of other funds in the Kemper Family of Funds, allocating their investments among such funds based on their individual investment needs. The following table sets forth, for each nominee and Trustee, the number of shares owned in the Fund as of December 31, 2000. In addition, the last column in the table represents the aggregate dollar value of all shareholdings as of December 31, 2000 of each trustee or nominee in all funds in the Kemper Family of Funds for which such person is a board member or nominee. The information as to beneficial owner-ship is based on statements furnished to the Fund by each nominee and Trustee. Unless otherwise noted, beneficial ownership is based on sole voting and in-vestment power. Each nominee's and Trustee's individual shareholdings of each class of the Fund constitute less than 1% of the outstanding shares of such class. As a group, the Trustees and officers own less than 1% of the shares of each class of the Fund. All ownership is of Class A shares of the Fund.

                                                        Aggregate Dollar Value
                                                          of Holdings in the
                                                        Kemper Family of Funds
                                                              For Which
                                                           Each Person is a
                                    Kemper Asian Growth    Board Member or
                                           Fund                Nominee
                                    ------------------- ----------------------
John W. Ballantine.................            0            $   75,486.13
Lewis A. Burnham...................            0            $1,340,184.39
Mark S. Casady.....................            0            $   50,562.09
Linda C. Coughlin..................            0            $   59,963.12
Donald L. Dunaway..................          316            $1,553,693.30
James R. Edgar.....................            0                        0
William F. Glavin..................            0                        0
Robert B. Hoffman..................            0            $1,357,197.94
Donald R. Jones....................            0            $  618,763.72
Shirley D. Peterson................        1,396            $  211,323.08
Fred B. Renwick....................            0            $   16,183.12
William P. Sommers.................            0            $  481,266.32
John G. Weithers...................            0            $  153,882.29
All Trustees and Officers as a
  Group............................        1,712                      N/A

                                  APPENDIX 2

                       Beneficial Owners of Fund Shares

Kemper Asian Growth Fund

    As of December 31, 2000, 107,099 shares in the aggregate, or 6.11% of the outstanding shares of Kemper Asian Growth Fund, Class A were held in the name of National Financial Services Corp., for the benefit of Gordon Emerson, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 71,782 shares in the aggregate, or 6.03% of the outstanding shares of Kemper Asian Growth Fund, Class B were held in the name of National Financial Services Corp., for the benefit of Brenda Martin, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 12,529 shares in the aggregate, or 7.03% of the outstanding shares of Kemper Asian Growth Fund, Class C were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

Scudder Pacific Opportunities Fund

    As of December 31, 2000, 967,949 shares in the aggregate, or 9.74% of the outstanding shares of Scudder Pacific Opportunities Fund, Class S were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco CA 94101 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 566 shares in the aggregate, or 5.97% of the out-standing shares of Scudder Pacific Opportunities Fund, Class AARP were held in the name of Scudder Trust Company, for the benefit of Marie Prani, IRA, 11 Northeastern Blvd., Salem, NH 03079 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 492 shares in the aggregate, or 5.19% of the out-standing shares of Scudder Pacific Opportunities Fund, Class AARP were held in the name of Scudder Trust Company, for the benefit of James Frantz, IRA, 11 Northeastern Blvd., Salem, NH 03079 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 479 shares in the aggregate, or 5.05% of the out-standing shares of Scudder Pacific Opportunities Fund, Class AARP were held in the name of Scudder Trust Company, for the benefit of Milton Fegenbush, IRA, 11 Northeastern Blvd., Salem, NH 03079 who may be deemed to be the beneficial owner of certain of these shares.

     This Proxy Statement/Prospectus is accompanied by Scudder Pacific Opportunities Fund's prospectus offering Class A, Class B and Class C shares dated March 1, 2001, which was previously filed with the Securities and Exchange Commission (the "Commission") via EDGAR on March 6, 2001 (File No. 811-00642), and is incorporated by reference herein.

     Kemper Asian Growth Fund's prospectus dated March 1, 2001, which was previously filed with the Commission via EDGAR on March 5, 2001 (File No. 811-07731), is incorporated by reference herein.

     Scudder Pacific Opportunities Fund's statement of additional information offering Class A, Class B and Class C shares dated March 1, 2001, which was previously filed with the Commission via EDGAR on March 6, 2001 (File No. 811-00642), is incorporated by reference herein.

                                     PART B

                        SCUDDER INTERNATIONAL FUND, INC.

-------------------------------------------------------------------------------

                      Statement of Additional Information
                                 March 6, 2001

-------------------------------------------------------------------------------

Acquisition of the Assets of     By and in Exchange for Shares of
Kemper Asian Growth Fund         Scudder Pacific Opportunities Fund, a series of
222 South Riverside Plaza        Scudder International Fund, Inc.
Chicago, IL 60606                (the "Acquiring Corporation")
                                 345 Park Avenue
                                 New York, NY 10154


     This Statement of Additional Information is available to the shareholders of Kemper Asian Growth Fund in connection with a proposed transaction whereby Scudder Pacific Opportunities Fund will acquire all or substantially all of the assets and all of the liabilities of Kemper Asian Growth Fund in exchange for shares of the Scudder Pacific Opportunities Fund (the "Reorganization").

     This Statement of Additional Information of the Acquiring Corporation contains material which may be of interest to investors but which is not included in the Proxy Statement/Prospectus of the Acquiring Corporation relating to the Reorganization. This Statement of Additional Information consists of this cover page and the following documents:

1. Scudder Pacific Opportunities Fund's statement of additional information offering Class A, Class B and Class C shares dated March 1, 2001, which was previously filed with the Securities and Exchange Commission (the "Commission") via EDGAR on March 6, 2001 (File No. 811-00642 ) and is incorporated by reference herein.

2. Scudder Pacific Opportunities Fund's annual report to shareholders for the fiscal year ended October 31, 2000, which was previously filed with the Commission via EDGAR on December 27, 2000 (File No. 811-00642) and is incorporated by reference herein.

3. Kemper Asian Growth Fund's prospectus dated March 1, 2001, which was previously filed with the Commission via EDGAR on March 5, 2001 (File No. 811-07731) and is incorporated by reference herein.

4. Kemper Asian Growth Fund's statement of additional information dated March 1, 2001, which was previously filed with the Commission via EDGAR on March 5, 2001 (File No. 811-07731) and is incorporated by reference herein.

5. Kemper Asian Growth Fund's annual report to shareholders for the fiscal year ended November 30, 2000, which was previously filed with the Commission via EDGAR on February 2, 2001 (File No. 811-07731) and is incorporated by reference herein.

6. The financial statements and schedules of Scudder Pacific Opportunities Fund and Kemper Asian Growth Fund required by Regulation S-X for the periods specified in Article 3 thereof, which are filed herein.

     This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated March 6, 2001 relating to the Reorganization may be obtained by writing Scudder Pacific Opportunities Fund at 345 Park Avenue, New York, New York 10154 or by calling Scudder Investor Services, Inc. at 1-800-728-3337. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

PRO FORMA
PORTFOLIO OF INVESTMENTS/(1)/
AS OF SEPTEMBER 30, 2000 (UNAUDITED)

                                       SCUDDER                                        SCUDDER
                                       PACIFIC       KEMPER ASIAN    PRO FORMA        PACIFIC       KEMPER ASIAN      PRO FORMA
                                    OPPORTUNITIES    GROWTH FUND      COMBINED     OPPORTUNITIES     GROWTH FUND      COMBINED
                                       FUND PAR/      PAR/SHARE      PAR/SHARE      FUND MARKET         MARKET         MARKET
                                     SHARE AMOUNT       AMOUNT         AMOUNT        VALUE ($)         VALUE ($)      VALUE ($)
                                    ------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS 0.2%
     SALLIE MAE, 6.28%,
     10/02/2000                                          300,000       300,000                           299,948        299,948
                                                                                   -------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
 (COST OF $0, $299,948, AND
 $299,948  RESPECTIVELY)                                                                                 299,948        299,948
                                                                                   ================================================

SHORT-TERM OBLIGATIONS 0.3%
     Chase Euro Time Deposit,
     6.375%, 10/02/2000                                  300,000       300,000                           300,000        300,000
                                                                                   ------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
 (COST OF $0, $300,000, AND
 $300,000 RESPECTIVELY)                                                                                  300,000        300,000
                                                                                   ================================================

COMMON STOCKS 99.5%
     AUSTRALIA 1.7% Davnet
        Limited                         1,352,000        224,600     1,576,600          792,793          131,702        924,495
        E.R.G. Australia Ltd.             210,100         35,000       245,100        1,009,553          168,178      1,177,731
                                                                                   ------------------------------------------------
                                                                                      1,802,346          299,880      2,102,226
                                                                                   ------------------------------------------------

        CHINA 0.1% Soho.Com Inc.                          22,200        22,200                           129,037        129,037
                                                                                   ------------------------------------------------
                                                                                                         129,037        129,037
                                                                                   ------------------------------------------------

        HONG KONG 32% ASM Pacific
         Technology Ltd.                  688,000        120,000       808,000        1,566,293          273,190      1,839,483
           Cheung Kong Holdings Ltd.      227,000         59,000       286,000        2,736,781          711,322      3,448,103
           China Mobile.                1,074,000        188,000     1,262,000        7,162,984        1,253,903      8,416,887
           China Unicom                 1,176,000        206,000     1,382,000        2,632,019          461,051      3,093,070
           Dao Heng Bank Group Ltd.       198,000         35,000       233,000          980,254          173,277      1,153,531
           Ehealthcareasia Limited        209,250         34,800       244,050           10,735            1,785         12,520
           Esprit Holdings Ltd.         2,325,081        312,678     2,637,759        1,983,106          266,689      2,249,795
           Giordano International
            Ltd                         3,259,424        448,374     3,707,798        1,891,671          260,222      2,151,883
           HK Land Warrants                              232,000       232,000                           107,880        107,880
           Hongkong Land Holdings,
            Ltd.                          928,000        111,000     1,039,000        1,707,520          204,240      1,911,760
           Hutchison Whampoa, Ltd.        444,400         74,800       519,200        5,899,304          992,952      6,892,256
           JCG Holdings Ltd.            2,066,000        356,000     2,422,000        1,165,921          200,904      1,366,825
           Legend Holdings Ltd.         2,142,000        386,000     2,528,000        2,033,000          366,357      2,399,357
           Li and Fund Limited          1,188,000        200,000     1,388,000        2,506,505          421,970      2,928,475
           New World Development
            Co., Ltd.                       7,929            704         8,633           11,288            1,002         12,290
           Quality Healthcare Asia
            Ltd.                        4,185,000        696,000     4,881,000        1,234,552          205,316      1,439,868
           SmarTone Telecommuni
            cations Holdings Ltd.           1,657                        1,657            2,603                           2,603
                                                                                   ------------------------------------------------
                                                                                     33,524,536        5,902,060     39,426,596
                                                                                   ------------------------------------------------
        INDIA 11.4% Cipla Ltd.             28,600         10,300        38,900          427,227          153,861        581,088
           Dr. Reddy's Laboratories                        7,700         7,700                           210,343        210,343
           Global Tele-Systems
            Limited                        29,350          5,000        34,350          739,877          126,043        865,920
           HDFC Bank Ltd.                     100                          100              523                             523
           Hindalco Industries Ltd.                        8,500         8,500                           150,025        150,025
           Hindustan Lever Ltd.           265,000         31,000       296,000        1,202,528          140,673      1,343,201
           Infosys Technologies Ltd.       21,300          3,700        25,000        3,401,885          590,937      3,992,822
           NIIT Ltd.                       36,300                       36,300        1,125,394                       1,125,394
           Ranbaxy Laboratories, Ltd.      71,400         14,900        86,300          989,164          206,422      1,195,586
           Rediff.Com India Limited
            Adr                            13,200          2,400        15,600           96,525           17,550        114,075
           Satyam Computer Services       341,120         60,000       401,120        3,614,848          635,819      4,250,667
           State Bank of India                            64,600        64,600                           248,747        248,747
                                                                                   ------------------------------------------------
                                                                                     11,597,971        2,480,420     14,078,391
                                                                                   ------------------------------------------------

        INDONESIA 0.0% PT Astra Agro
           Lestari                                            80            80                                10             10
                                                                                   ------------------------------------------------
                                                                                                              10             10
                                                                                   ------------------------------------------------

        KOREA 16.8% Hyundai
           Electronics Inc.                                             26,600           26,600          380,460        380,460
           Kookmin Credit Card Co.,
            Ltd.                           99,500          9,700       109,200        2,890,911          281,827      3,172,738
           Korea Telecom Corp.             78,300         13,100        91,400        2,632,837          440,487      3,073,324
           Locus Corporation                                 391           391                             9,957          9,957
           Opicom Co.                                      7,473         7,473                            59,440         59,440
           Samsung Electro-Mechan-
            ics Co.                        44,370          7,530        51,900        1,500,021          254,567      1,754,588
           Samsung Electronics Co.         27,316          4,567        31,883        4,948,062          827,273      5,775,335
           SK Telecom Co., Ltd.            22,470          4,050        26,520        5,480,733          987,849      6,468,582
                                                                                   ------------------------------------------------
                                                                                     17,452,564        3,241,860     20,694,424
                                                                                   ------------------------------------------------

        MALAYSIA 1.7% SCB
           Developments Berhad            893,000                      893,000        1,198,500                       1,198,500
           Unisem (M) Berhad              213,000         37,000       250,000          807,157          140,210        947,367
                                                                                   ------------------------------------------------
                                                                                      2,005,657          140,210      2,145,867
                                                                                   ------------------------------------------------

        SINGAPORE 9.7% Chartered
           Semiconductor                   72,401         14,050        86,451        4,393,835          852,659      5,246,494

                                       SCUDDER                                        SCUDDER
                                       PACIFIC       KEMPER ASIAN    PRO FORMA        PACIFIC       KEMPER ASIAN      PRO FORMA
                                    OPPORTUNITIES    GROWTH FUND      COMBINED     OPPORTUNITIES     GROWTH FUND      COMBINED
                                       FUND PAR/      PAR/SHARE      PAR/SHARE      FUND MARKET         MARKET         MARKET
                                     SHARE AMOUNT       AMOUNT         AMOUNT        VALUE ($)         VALUE ($)      VALUE ($)
                                    ------------------------------------------------------------------------------------------------
           DBS Group Holdings Ltd.        299,899          48,978      348,877         3,310,562         540,664      3,851,226
           Sinapore Airlines
            Limited                       156,000          27,000      183,000         1,479,905         256,137      1,736,042
           Venture Manufacturing
            Ltd.                          116,000                      116,000         1,120,450                      1,120,450
                                                                                   -------------------------------------------------
                                                                                      10,304,752       1,649,460     11,954,212
                                                                                   -------------------------------------------------
        TAIWAN 19.4% ASE Test Ltd.         84,700          15,300      100,000         1,778,700         321,300      2,100,000
            China Motor Ltd.                                  716          716                               772            772
           Compeq Manufacturing Co.,
            Ltd.                          482,400          68,600      551,000         2,649,110         376,718      3,025,828
           Far Eastern Textile Ltd.     1,954,724         327,354    2,282,078         2,090,713         350,127      2,440,840
           Formosa Plastics Corp.          80,770          10,843       91,613           124,039          16,651        140,690
           GigaMedia Ltd.                  62,400          11,300       73,700           503,100          91,106        594,206
           Hon Hai Precision
            Industry Co., Ltd.            396,080          98,020      494,100         2,605,040         644,683      3,249,723
           Pacific Electric Wire &
            Cable Co., Ltd.               369,225          57,105      426,330           189,793          29,353        219,146
           Synnex Technology
            International Corp.            66,900          20,700       87,600           211,458          65,428        276,886
           Taiwan Cement Corp.          3,127,680         525,960    3,653,640         1,797,459         302,266      2,099,725
           Taiwan Semiconductor
            Manufacturing Co.             417,328          71,506      488,834         1,385,719         237,432      1,623,151
           United Microelectronics
            Corp., Ltd.                   395,600          67,800      463,400           846,243         145,033        991,276
           United Microelectronics
            Corporation                   327,617          54,100      381,717         3,890,451         642,437      4,532,888
           Via Technologies Inc.           99,000          19,500      118,500         1,046,230         206,075      1,252,305
           Yageo Corp.                  1,748,000                    1,748,000         1,389,649                      1,389,649
                                                                                   -------------------------------------------------
                                                                                      20,507,704       3,429,381     23,937,085
                                                                                   -------------------------------------------------

        THAILAND 0.0% TelecomAsia,
           Rights.                        328,421         102,726      431,147                  0              0              0
                                                                                   -------------------------------------------------
                                                                                                0              0              0
                                                                                   -------------------------------------------------

        UNITED KINGDOM 6.2%
           HSBC Holdings PLC              369,200          65,600      434,800          5,185,160         921,306      6,106,466
           Standard Chartered PLC          92,403          16,528      108,931          1,342,045         240,049      1,582,094
                                                                                   -------------------------------------------------
                                                                                        6,527,205       1,161,355      7,688,560
                                                                                   -------------------------------------------------

        UNITED STATES 0.5% Asia
           Info Holdings, Inc.             28,400           6,200       34,600            537,854         117,392        655,246
                                                                                   -------------------------------------------------
                                                                                          537,854         117,392        655,246
                                                                                   -------------------------------------------------

TOTAL COMMON STOCKS (COST OF                                                       -------------------------------------------------
  $96,861,169, $20,037,730, AND                                                        104,260,589     18,551,065    122,811,654
  $116,898,899 RESPECTIVELY)                                                       -------------------------------------------------

TOTAL INVESTMENT PORTFOLIO (COST                                                   -------------------------------------------------
  OF $96,861,169, $20,637,678,                                                         104,260,589     19,151,013    123,411,602
  AND $117,498,847 RESPECTIVELY)                                                   -------------------------------------------------

----------
(1) It is not expected that any of the securities will have to be sold as a result of the Reorganization. However, the foregoing sentence shall not be deemed to restrict in any way the ability of the investment manager of the Acquiring Fund from buying or selling securities in the normal course of such Fund's business and operations.

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

       PRO FORMA COMBINING CONDENSED STATEMENT OF ASSETS AND LIABILITIES
                     AS OF SEPTEMBER 30, 2000 (UNAUDITED)

                                            SCUDDER PACIFIC           KEMPER ASIAN          PRO FORMA          PRO FORMA
                                          OPPORTUNITIES FUND          GROWTH FUND          ADJUSTMENTS         COMBINED
                                          ------------------        -----------------    ---------------     ------------
Investments, at value                          $ 104,260,589          $ 19,151,013                           $ 123,411,602
Cash                                              14,167,702               534,312                              14,702,014
Other assets less liabilities                       (365,844)            1,422,473          $ (30,567)(2)        1,026,062
                                          ------------------        -----------------    ---------------     -------------
Total Net assets                               $ 118,062,447          $ 21,107,798          $ (30,567)       $ 139,139,678
                                          ==================        =================    ===============     =============

NET ASSETS
Class S Shares                                 $ 118,062,447                                                 $ 118,062,447
Class A Shares                                                        $ 12,067,031          $ (17,962)       $  12,049,069
Class B Shares                                                        $  7,738,552          $ (10,176)       $   7,728,376
Class C Shares                                                        $  1,302,215          $  (2,429)       $   1,299,786
SHARES OUTSTANDING
Class S Shares                                    10,510,196                                                    10,510,196
Class A Shares                                                           2,000,180           (927,244)           1,072,936
Class B Shares                                                           1,312,041           (623,851)             688,190
Class C Shares                                                             223,360           (107,618)             115,742
NET ASSET VALUE PER SHARE
Class S Shares                                 $       11.23                                                 $       11.23
Class A Shares                                                        $       6.03                           $       11.23
Class B Shares                                                        $       5.90                           $       11.23
Class C Shares                                                        $       5.83                           $       11.23

             PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS
       FOR THE TWELVE MONTH PERIOD ENDED SEPTEMBER 30, 2000 (UNAUDITED)

                                                           SCUDDER PACIFIC          KEMPER          PRO FORMA         PRO FORMA
                                                         OPPORTUNITIES FUND      ASIAN GROWTH      ADJUSTMENTS         COMBINED
                                                         ------------------      ------------------------------------------------
Investment Income:
  Interest and dividend income                              $     1,509,127           177,059      $        --       $  1,686,186
                                                         ------------------------------------------------------------------------
            Total Investment Income                               1,509,127           177,059                           1,686,186
  Expenses
    Management fees                                               1,817,560           235,917         (411,182)(3)      1,642,295
    12B-1                                                                --            87,647           33,321 (4)        120,968
    Trustees Fees                                                    91,232            17,824          (17,824)(5)         91,232
    All other expenses                                            1,554,861           466,667         (717,283)(6)      1,268,245
                                                         ------------------------------------------------------------------------
  Total expenses before reductions                                3,463,653           808,055       (1,112,968)         3,158,740
  Expense reductions                                                     --          (166,442)         166,442 (7)             --
                                                         ------------------------------------------------------------------------
  Expenses, net                                                   3,463,653           641,613         (946,526)         3,158,740
                                                         ------------------------------------------------------------------------
Net investment income (loss)                                     (1,954,526)         (464,554)         946,526         (1,472,554)
                                                         ------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss)
  on Investments:

  Net realized gain (loss) from investments                      36,262,507         2,277,116               --         38,539,623

  Net unrealized appreciation (depreciation)
     of investments  and currency                               (30,682,257)       (4,287,003)              --        (34,969,260)
                                                         ------------------------------------------------------------------------
Net increase in net assets from operations                  $     3,625,724      $ (2,474,441)     $   946,526       $  2,097,809
                                                         ========================================================================

               NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS
                                  (UNAUDITED)
                              SEPTEMBER 30, 2000

1. These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of September 30, 2000, and the unaudited pro forma condensed Statement of Operations for the twelve month period ended September 30, 2000 for Scudder Pacific Opportunities Fund and Kemper Asian Growth Fund as adjusted giving effect to the Reorganization as if it had occurred as of the beginning of the period. These statements have been derived from the books and records utilized in calculating daily net asset value for each fund.

2. Represents one-time proxy, legal, accounting and other costs of the Reorganization of $30,567 to be borne by Kemper Asian Growth Fund.

3. Represents reduction in management fees resulting from the utilization of Kemper Asian Growth Fund's lower investment management agreement for the entire year.

4. Reclassification of accounting service fees as being covered under the 12b-1 plan.

5.  Reduction in trustee fees resulting from the Reorganization.

6. Represents reduction in other expenses resulting from the utilization of Scudder Pacfic Opportunities Fund's administration agreement for the entire year and reclassification of accounting service fees as being covered by the 12b-1 plan.

7.  Represents elimination of expense waivers.

              Thank You
                     for mailing your proxy card promptly!

================================================================================

                              We appreciate your
                            continuing support and
                           look forward to serving
                         your future investment needs.

Kemper Funds
================================================================================
 . Kemper Asian Growth Fund





                                                              KP Asian Growth #8

                             VOTE TODAY BY MAIL,
                       TOUCH-TONE PHONE OR THE INTERNET
                        CALL TOLL-FREE 1-888-221-0697
                                 OR LOG ON TO
                            WWW.PROXYWEB.COM/KEMPER

                            YOUR VOTE IS IMPORTANT!

                  *** CONTROL NUMBER: 999 999 999 999 99 ***

           Please fold and detach card at perforation before mailing


                           KEMPER ASIAN GROWTH FUND

                Special Meeting of Shareholders - May 15, 2001

    I hereby appoint Philip J. Collora, Maureen E. Kane, Caroline Pearson and Kathryn L. Quirk, each with the full power of substitution, as my proxies to vote all shares of the above-referenced fund (the "Fund") that I am entitled to vote, as shown on the reverse side, at the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on May 15, 2001 at 4:00 p.m., Eastern time, at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, and at any adjournments or postponements thereof.

    I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement relating to the Special Meeting.

    This instruction may be revoked at any time prior to its exercise at the Special Meeting by execution of a subsequent proxy card, by written notice to the Fund's Secretary or by voting in person at the Special Meeting.

                         PLEASE SIGN, DATE AND RETURN
                      PROMPTLY IN THE ENCLOSED ENVELOPE.
                            NO POSTAGE IS REQUIRED.

                            Dated ___________, 2001

Please sign exactly as your name or names appear. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such.

                  -------------------------------------------
                        Signature(s) of Shareholder(s)

                            YOUR VOTE IS IMPORTANT!

           Please fold and detach card at perforation before mailing

This proxy, if properly executed, will be voted in the manner directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the proposals.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSALS.

PROPOSAL 1

To elect Trustees to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal.

NOMINEES:  (01) John W. Ballantine, (02) Lewis A. Burnham, (03) Mark S. Casady,
           (04) Linda C. Coughlin, (05) Donald L. Dunaway, (06) James R. Edgar,
           (07) William F. Glavin, (08) Robert B. Hoffman, (09) Shirley D. Peterson, (10) Fred B. Renwick, (11) William P. Sommers, (12) John G. Weithers.

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NAME(S) ON THE LINE IMMEDIATELY BELOW.

--------------------------------------------------------------------------------

Please vote by filling in the boxes below.

FOR all nominees listed (except as noted in space provided) [_]

WITHHOLD authority to vote for all nominees listed [_]



PROPOSAL 2

To approve an Agreement and Plan of Reorganization for the Fund (the "Plan"). Under the plan (i) all or substantially all of the assets and all of the liabilities of the Fund would be transferred to Scudder Pacific Opportunities Fund, (ii) each shareholder of the Fund would receive shares of Scudder International Fund of a corresponding class to those held by the shareholder in the Fund in an amount equal to the value of the shareholder's holdings in the Fund, and (iii) the Fund would then be terminated.

           FOR      AGAINST        ABSTAIN
           [_]        [_]            [_]

PROPOSAL 3

To ratify the selection of Ernst & Young LLP as the independent auditors of the Fund for the Fund's current fiscal year.

           FOR      AGAINST        ABSTAIN
           [_]        [_]            [_]


THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

        PLEASE BE SURE TO SIGN AND DATE THIS PROXY ON THE REVERSE SIDE